UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06279

Harris Associates Investment Trust
(Exact name of registrant as specified in charter)

Two North La Salle Street, Suite 500
Chicago, Illinois		60602-3790
(Address of principal executive offices)		(Zip code)

John R. Raitt		Paulita A. Pike
Harris Associates L.P.		K&L Gates LLP
Two North La Salle Street, #500		Three First National Plaza, #3100
Chicago, Illinois 60602		Chicago, Illinois 60602
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 621-0600

Date of fiscal year end:	9/30/09

Date of reporting period:	3/31/09

Item 1. Reports to Shareholders.

SEMI-ANNUAL REPORT

MARCH 31, 2009

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2009 Semi-Annual Report

President's Letter	1

Summary Information	2

Fund Expenses	4

Commentary on Oakmark and Oakmark Select Funds	6

Oakmark Fund

Letter from the Portfolio Managers	8

Schedule of Investments	9

Oakmark Select Fund

Letter from the Portfolio Managers	13

Schedule of Investments	14

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	16

Schedule of Investments	19

Oakmark Global Fund

Letter from the Portfolio Managers	25

Global Diversification Chart	28

Schedule of Investments	29

Oakmark Global Select Fund

Letter from the Portfolio Managers	33

Global Diversification Chart	35

Schedule of Investments	36

Commentary on International and International Small Cap Funds	39

Oakmark International Fund

Letter from the Portfolio Managers	40

Global Diversification Chart	42

Schedule of Investments	43

Oakmark International Small Cap Fund

Letter from the Portfolio Managers	48

Global Diversification Chart	50

Schedule of Investments	51

Financial Statements

Statements of Assets and Liabilities	58

Statements of Operations	60

Statements of Changes in Net Assets	62

Notes to Financial Statements	69

Disclosure Regarding Investment Advisory Contract Approval	86

Oakmark Glossary	92

Trustees and Officers	93

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

Continued economic weakness and financial system stress weighed heavily on world markets again in the first quarter. The broad U.S. and international market indexes have now fallen well over 45% from their peak in 2007. Even though most of our Funds declined significantly less than the market averages this quarter, we are still disappointed to be reporting another quarter of losses.

Investor Psychology and the Economic Recovery

Over the past quarter, we have had many questions and heard much speculation about when or even if the world economic recovery will begin. Indeed, amidst the relentless waves of bad economic news, it is easy to become overwhelmed by the magnitude of the economy's problems and the seeming inevitability of further economic decline. Cognitive psychologists remind us of the difficulty of keeping perspective amidst a crisis and how "recency bias"—the fact that recent events and information can take on greater importance than more distant events—can distort economic decisions. We believe that an awareness of this effect is an important component of a disciplined investment process.

If we step back from the heat of events and objectively view the current recession in the longer term context of past cycles, we believe that its continuation appears a lot less inevitable. Although we face major problems that need to be fixed, the U.S. economic machine is still fundamentally sound and powerful. Furthermore, government actions and the self-correcting nature of markets are helping heal the economy. Factors contributing to this include: 1) the Fed has now been easing monetary policy for 20 months and has provided massive stimulus for more than six months, 2) short-term global interest rates have fallen more than two points, 3) mortgage rates have fallen more than one point, and housing affordability has actually reached its highest level since the early '70s, 4) energy prices are down and 5) the fiscal stimulus packages are starting to kick in. All of these factors will likely take time to have a positive impact on the economy, but careful observers will actually note some positive signs amidst the drumbeat of negative news—flattening consumer spending, a slight uptick in March auto sales, and increasing sales of existing homes.

We know that the recovery from this downturn will be difficult, but we believe that the seeds of a recovery are planted.... and are growing.

Maintaining Exposure to Equities:
The Critical Decision

In addition to questions about the economy, we are also frequently asked, "Has the market bottomed yet?" Many apprehensive investors have moved from stocks to U.S. government bonds and cash, hoping to avoid further losses and then re-enter the market when it hits bottom. We humbly recognize that the vast majority of investors, ourselves included, have no ability to accurately predict short-term movements in the stock market. Instead, we focus on analyzing individual stocks and factors that we can control: business quality, company management and valuation at the time of purchase. Bill Nygren eloquently argues in his quarterly commentary that equities are unusually attractive at current valuation levels. Although it is impossible to predict precisely when the credit squeeze, the recession and investor panic will end, we are confident that, in time, the economy will recover and that stocks will reflect more normal valuations. From the current extremes of undervaluation, we believe that stocks offer returns over a three- to five-year time frame that are well above historical averages.

With this in mind, we believe that the most important decision is not one of timing, but a decision to build and/or maintain a significant long-term exposure to equities, staying focused on the outsized returns that history—and our analysis—suggests that they offer.

We appreciate the trust and confidence that you have placed in us, particularly during these difficult times. We thank you for your continued patience and support. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.

John R. Raitt
President and CEO of The Oakmark Funds
President and CEO of Harris Associates L.P.

March 31, 2009

THE OAKMARK FUNDS

Summary Information

Performance for Periods Ended March 31, 2009[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	-9.59%	-6.26%	-6.03%	-13.70%
1 Year	-34.23%	-35.28%	-21.99%	-42.31%
Average Annual Total Return for:
3 Year	-12.55%	-17.11%	-1.41%	-12.98%
5 Year	-5.47%	-8.10%	2.37%	-2.36%
10 Year	-0.23%	2.21%	7.99%	N/A
Since inception	10.09% (8/5/91)	8.75% (11/1/96)	10.07% (11/1/95)	6.67%[3] (8/4/99)
Top Five Equity Holdings as of March 31, 2009[2] Company and % of Total Net Assets	Best Buy Co., Inc. 3.4% Liberty Media Corp. -Entertainment 3.0% Walgreen Co. 2.7% Intel Corp. 2.7% Schering-Plough Corp. 2.6%	Discovery Communications, Inc. Class C 8.7% Liberty Media Corp. -Entertainment 7.5% H&R Block, Inc. 7.3% Schering-Plough Corp. 6.3% Best Buy Co., Inc. 5.1%	XTO Energy, Inc. 3.6% EnCana Corp. 2.7% Nestle SA 2.7% General Dynamics Corp. 2.6% ConAgra Foods, Inc. 2.5%	Credit Suisse Group 4.7% Oracle Corp. 4.7% Daiwa Securities Group Inc. 4.6% Laboratory Corp. of America Holdings 4.5% Snap-on, Inc. 4.0%
Sector Allocation as of March 31, 2009 Sector and % of Market Value	Consumer Discretionary 37.8% Information Technology 20.8% Financials 12.4% Consumer Staples 10.4% Health Care 10.1% Industrials 7.4% Energy 1.1%	Consumer Discretionary 46.8% Information Technology 24.4% Health Care 16.1% Financials 9.0% Energy 3.7%	U.S. Government
Securities 44.8%
Consumer Staples 14.9%
Energy 10.8%
Health Care 9.1%
Industrials 8.4%
Consumer
Discretionary 6.4%
Financials 1.9%
Information
Technology 1.5%
Foreign Government
Securities 1.2%
			Materials 1.0%	Information Technology 25.5% Consumer Discretionary 24.1% Financials 16.8% Industrials 13.2% Health Care 13.1% Energy 5.8% Consumer Staples 1.5%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Periods Ended March 31, 2009[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	-4.29%	-9.31%	-12.36%
1 Year	-27.41%	-39.93%	-48.24%
Average Annual Total Return for:
3 Year	N/A	-14.26%	-19.28%
5 Year	N/A	-1.85%	-2.89%
10 Year	N/A	4.55%	5.39%
Since inception	-13.87% (10/2/06)	7.54% (9/30/92)	6.12% (11/1/95)
Top Five Equity Holdings as of March 31, 2009[2] Company and % of Total Net Assets	Best Buy Co., Inc. 7.2% Liberty Media Corp. -Entertainment 6.9% Credit Suisse Group 6.6% Societe Television Francaise 1 6.3% Daiwa Securities Group, Inc. 5.2%	Credit Suisse Group 3.9% Daiwa Securities Group, Inc. 3.7% Signet Jewelers, Ltd. 3.4% OMRON Corp. 3.3% BNP Paribas SA 3.2%	LSL Property Services PLC 4.2% Julius Baer Holding, Ltd. 3.7% Rheinmetall AG 3.6% Media Prima Berhad Berhad 3.1% Atea ASA 3.0%
Sector Allocation as of March 31, 2009 Sector and % of Market Value	Consumer Discretionary 40.3% Information Technology 24.2% Financials 20.0% Health Care 10.2% Industrials 5.3%	Consumer Discretionary 35.9% Financials 20.5% Industrials 15.8% Information Technology 15.1% Consumer Staples 4.2% Materials 3.6% Health Care 3.3% Energy 1.6%	Industrials 35.2% Consumer Discretionary 26.1% Financials 13.8% Information Technology 12.2% Materials 6.7% Consumer Staples 4.4% Health Care 1.6%

As of 9/30/08, the expense ratio for Class I shares was 1.10% for Oakmark Fund, 1.08% for Oakmark Select Fund, 0.81% for Oakmark Equity and Income Fund, 1.16% for Oakmark Global Fund, 1.35% for Oakmark Global Select Fund, 1.10% for Oakmark International Fund and 1.41% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class I of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from October 1, 2008 to March 31, 2009, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2009, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than Oakmark Equity and Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$696.60	$748.30	$828.00	$655.30	$800.90	$712.80	$637.50
Expenses Paid During Period*	$5.50	$5.54	$3.97	$5.36	$7.23	$5.34	$6.82
Annualized Expense Ratio	1.30%	1.27%	0.87%	1.30%	1.61%	1.25%	1.67%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class I of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,018.60	$1,020.59	$1,018.45	$1,016.90	$1,018.70	$1,016.60
Expenses Paid During Period*	$6.54	$6.39	$4.38	$6.54	$8.10	$6.29	$8.40
Annualized Expense Ratio	1.30%	1.27%	0.87%	1.30%	1.61%	1.25%	1.67%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"How many times does the end of the world as we know it need to arrive before we realize that it's not the end of the world as we know it?"

Michael Lewis, author

The New York Times is full of stories of lost fortunes. Their search for culprits unearthed commercial bankers, short-sellers, and even the previous Republican administration. They report that the stock market "no longer appraises by its movement actual events and values, but merely reflects a state of mind and then makes that state of mind worse by reflecting it." The Times further states that the consensus view of the stock market is that "if general insolvency is ahead of us, existing prices cannot be too low...they ought to be even lower."4 Time Magazine reflects the negative attitude, reporting: "indicators of the U.S. economy flashed some of their gloomiest signals ever last week,"5 "depression in the housing industry,"6 "doubt among investors about the Administration's ability to control the economy has sent the stock market into a frightening slump,"7 and "the high cost of borrowing and the impossibility of selling new stock issues in a collapsing market make it difficult for companies to raise the money needed to expand or in some cases even to stay alive, thus intensifying the threat of recession—or worse."8

Clearly, the U.S. and global economies are going through a tough time, and it is tempting to conclude that we're in uncharted waters. But before we join the camp that says we're entering a post-capitalism era, it might be useful to consider some of the difficulties that our relatively young economy has recovered from. Spring break reading for me included Michael Lewis's latest book, PANIC: The Story of Modern Financial Insanity. In this book Lewis examines panics since 1987 by presenting articles written in the midst of each of those panics. The common thread that soon became obvious is that during each panic the problems appeared intractable, the solutions illusory. Lewis states: "Black Monday (the crash of 1987) was the first of a breed: a crash that suggested disastrous economic and social consequences but in the end had no serious effects at all. The bursting of the Internet bubble, the Asian currency crisis, the Russian government bond default that triggered the failure of the hedge fund Long-Term Capital Management—all of these extreme events have been compressed into a fantastically short space of financial history. And all seemed, in the heat of the moment, to have the power to change the world as we know it. None of them, it turned out, was that big a deal for the U.S. economy or for ordinary citizens."9

But one might say that the panics of the past twenty or so years were really just mini-panics and that what we're facing now is of much larger magnitude, more like the early 1970s or, even worse, the Great Depression. Let's take a step back. Investors are always faced with the choice of investing for safety or of assuming risk in exchange for the higher returns that typically come from owning businesses. Over the past eighty years, owners of stocks have been well rewarded for taking that risk. The annualized return from owning the S&P 50010 has averaged 9% since 1928, compared to only 4% from owning short-term government bonds. And that return advantage has come despite three periods during which stocks drastically underperformed risk-free assets. In the Great Depression, from 1929 to 1932 stocks fell by 86%; from 1973 to 1974 they fell by 48%; and from March 24, 2000 to March 9, 2009, stocks fell 56%. (And, yes, I know the S&P in 2007 slightly surpassed the 2000 peak, but because stocks underperformed T-Bills for those seven years, I think of the peak as having occurred in 2000.) With the pain of the past nine years so fresh in our minds, it's easy to overlook the seventy years of history that preceded it. But it is that very record of stocks outperforming other asset classes that has made stocks the asset of choice for long-term investors.

As investors try to decide what to do now, I think it is useful to contrast two options. Let's assume investors are making their decisions for a five-year time horizon. Were the time horizon any shorter, we would say stocks shouldn't even be considered because short-term results can be too random. One option for an investor is to say "no" to any risk, and invest in a five-year government bond. Many investors, stinging from recent losses, are making that very choice. The annual yield for that bond today is 1.8%. So, at the end of five years, that investor could be certain to have a 9% return (not considering either taxes or inflation). The other choice is to buy equities, anticipating a higher return in exchange for accepting uncertainty. Can history give us any guide as to what that return might be? One approach would be to assume that returns would simply match the historical average of 9% per year, or 54% compounded over a five-year period. That answer, however, ignores the effect of the starting price. I think the following is more useful.

First, the dividend yield of the S&P 500 is now about 3%, so over five years the equity investor should receive a 15%

OAKMARK AND OAKMARK SELECT FUNDS

return plus or minus price change. We can estimate the S&P price five years from now by estimating both its earnings level and its P/E11 ratio. Over the past 80 years the median P/E ratio for the S&P 500 has been 15 times. I could argue that today's very low rates on government bonds suggest future P/Es should be higher, but let's not bother with that complexity. Earnings are trickier to forecast. Operating earnings for the S&P 500 peaked at $88 in 2006 but the consensus forecasts a trough at about $62 this year.12 Extrapolating either peak or trough earnings is not likely to be productive. Instead, let's look back over the past thirty years. A regression analysis of the past thirty years shows that trend earnings for 2009 are about $84, or 5% below the peak achieved three years earlier. Further, that same regression analysis calculates that earnings growth has averaged between 6 and 7% per year. Extrapolating based on those numbers puts trend line earnings for 2014 at about $115. Multiplying $115 in earnings by a P/E of 15 produces a 2014 expected price for the S&P 500 of 1725, 116% higher than today's price of 798. Were that to happen, the annualized return for the next five years would be about 20%, a little more than twice the historical average, and more than ten times the bond return.

What about the downside? By 2014, the S&P could fall to about 750 and still match the return on a five-year bond because the current dividend yield exceeds the bond's interest rate. If the historical average P/E is attained, that means the S&P earnings would have to be more than 50% below trend for the stock investor to underperform the bond investor. Alternatively, if the earnings trend line proves accurate, the P/E would have to be below 7 times for the stock investor to underperform. While those outcomes are certainly possible, they would be extreme historical outliers. The possibility of historically high returns, combined with what we believe to be a low probability of loss, makes me excited about investing in stocks today. And that's why I significantly added again to my personal Oakmark investment last quarter.

The commentary in my opening paragraph sounds like it was taken from recent publications. However, the summary of stock market reporting from the New York Times is from 1932, just weeks before the Great Depression bear market ended. The quotes from Time Magazine are from fall 1974, just days before that bear market bottom was reached. The Time Magazine archive on their website provides links to "related articles." For the 1974 piece referring to the housing depression they suggest also reading an article titled: "Will President Obama's New Housing Plan Work?" Even a computer program concluded that the current panic looks a lot like earlier panics.

As Michael Lewis showed, in the midst of a panic, the light at the end of the tunnel is not visible, but that doesn't mean the end isn't near. At a recent client meeting, one of our managers was explaining why we so strongly believe that this is a time to be adding to equity exposure. The client asked, almost belittling, if it bothered us that we were their only bullish investment manager. Our manager said, "Please write that down: in the first quarter of 2009, Harris Associates was your most bullish manager." At a time when others are waffling on their positions, I would likewise say to you, "Please write this down: at the end of the first quarter of 2009, the managers of Oakmark and Oakmark Select were your most bullish managers."

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

March 31, 2009

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/09) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX10 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	-9.59%	-34.23%	-5.47%	-0.23%	10.09%
S&P 500	-11.01%	-38.09%	-4.76%	-3.00%	6.34%
Dow Jones Average[13]	-12.48%	-35.94%	-3.64%	-0.36%	7.86%
Lipper Large Cap Value Index[14]	-11.75%	-38.54%	-4.78%	-1.83%	6.07%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.10%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund declined 10% last quarter compared to an 11% drop in the S&P 500. Stocks were extremely volatile. As of March 9, the S&P had fallen 25%; it then rose 18% from that date until the end of the quarter. The extreme volatility resulted from widely divergent economic views—one extreme believes we are entering a depression, the other believes low stock prices offer a once-in-a-generation buying opportunity. The letter that precedes this report makes it clear that we are in the latter camp.

The Fund's worst performers in the quarter, like the overall market, were some of our financial stocks. Capital One, Bank of America and Citigroup each lost over 50%. We sold our position in Citigroup and re-invested the proceeds in financial companies we believe are equally undervalued, but have less risk of capital inadequacy. The Fund's best performers were Liberty Media Capital and Morgan Stanley, which gained over 40%. Schering-Plough gained just short of 40%, but made the largest positive contribution to the Fund because it began the year as our third largest holding. Schering agreed to be acquired by Merck in a transaction that we believe will benefit both sets of shareholders. We took advantage of market volatility during the quarter by initiating new positions in Apple, State Street (both explained on our website) and EnCana.

EnCana (ECA – $41)

For the most part, we missed both the big moves up and down in oil stocks. We did not believe that $100-plus oil prices would balance supply and demand. Without considering its stock price, EnCana was a company we wanted to own. Its management acts like owners that are trying to maximize long-term per-share value. When the company's projected returns from share repurchase exceeded returns from exploration or acquisition, management repurchased shares. When the company believed that energy prices had reached unsustainably high levels, management used hedging to reduce exposure to oil and gas prices. Finally, the company has huge reserves in Canadian tar sands, which are of minor value today, but would become very valuable at higher oil prices. When EnCana stock reached $99 last year, it was far above our buy target, which was based on oil prices falling back below $50. Last quarter, we got the chance to buy EnCana for less than $40, and we didn't let it slip by. With a 4% yield, a single-digit P/E,11 and a large discount to our estimated value, EnCana makes us pleased to again be invested in the energy sector—and especially pleased to be invested with this management team.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

March 31, 2009

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2009 (Unaudited)

Name	Shares Held	Value
Common Stocks—93.6%
Advertising—1.1%
Omnicom Group, Inc.	1,000,000	$23,400,001
Apparel Retail—1.2%
Limited Brands	3,014,647	$26,227,429
Broadcasting—1.0%
Discovery Communications, Inc. Class C (a)	1,540,140	$22,563,051
Cable & Satellite—5.3%
Liberty Media Corp. - Entertainment (a)	3,298,680	$65,808,666
Comcast Corp., Class A	3,800,000	48,906,000
		114,714,666
Catalog Retail—0.6%
Liberty Media Holding Corp. - Interactive, Class A (a)	4,199,850	$12,179,565
Computer & Electronics Retail—3.3%
Best Buy Co., Inc.	1,919,400	$72,860,424
Department Stores—2.5%
Kohl's Corp. (a)	1,276,900	$54,038,408
Home Improvement Retail—2.5%
The Home Depot, Inc.	2,281,500	$53,752,140
Household Appliances—2.0%
The Black & Decker Corp.	1,400,000	$44,184,000
Housewares & Specialties—1.5%
Fortune Brands, Inc.	1,350,000	$33,142,500
Motorcycle Manufacturers—1.5%
Harley-Davidson, Inc.	2,462,000	$32,966,180
Movies & Entertainment—6.9%
The Walt Disney Co.	2,700,000	$49,032,000
Viacom, Inc., Class B (a)	2,339,745	40,664,768
Time Warner, Inc.	1,982,566	38,263,524
Time Warner Cable, Inc.	497,644	12,341,571
Liberty Media Holding Corp. - Capital, Class A (a)	1,395,836	9,742,935
		150,044,798
Restaurants—3.6%
Yum! Brands, Inc.	1,664,000	$45,726,720
McDonald's Corp.	594,000	32,414,580
		78,141,300

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—93.6% (cont.)
Specialized Consumer Services—2.4%
H&R Block, Inc.	2,858,600	$51,997,934
Brewers—0.8%
Anheuser-Busch InBev NV (b)	600,000	$16,537,084
Anheuser-Busch InBev NV, Rights (a) (b)	600,000	2,391
		16,539,475
Distillers & Vintners—2.1%
Diageo PLC (c)	1,021,000	$45,689,750
Drug Retail—2.7%
Walgreen Co.	2,300,000	$59,708,000
Hypermarkets & Super Centers—2.1%
Wal-Mart Stores, Inc.	900,000	$46,890,000
Packaged Foods & Meats—2.0%
H.J. Heinz Co.	1,300,000	$42,978,000
Oil & Gas Exploration & Production—1.0%
EnCana Corp.	550,000	$22,335,500
Asset Management & Custody Banks—3.9%
Bank of New York Mellon Corp.	1,839,630	$51,969,548
State Street Corp.	1,050,000	32,319,000
		84,288,548
Consumer Finance—3.2%
Capital One Financial Corp.	3,414,800	$41,797,152
American Express Co.	2,100,000	28,623,000
		70,420,152
Investment Banking & Brokerage—1.3%
Morgan Stanley	1,200,000	$27,324,000
Other Diversified Financial Services—3.2%
JPMorgan Chase & Co.	2,000,000	$53,160,000
Bank of America Corp.	2,500,000	17,050,000
		70,210,000
Health Care Equipment—2.3%
Medtronic, Inc.	1,650,000	$48,625,500
Pharmaceuticals—7.2%
Schering-Plough Corp.	2,431,135	$57,253,229
Bristol-Myers Squibb Co.	2,300,000	50,416,000
GlaxoSmithKline PLC (c)	1,600,000	49,712,000
		157,381,229

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—93.6% (cont.)
Aerospace & Defense—1.6%
The Boeing Co.	1,000,000	$35,580,000
Air Freight & Logistics—2.1%
FedEx Corp.	1,050,000	$46,714,500
Industrial Conglomerates—1.6%
Tyco International, Ltd. (b)	1,739,500	$34,024,620
Industrial Machinery—1.6%
Illinois Tool Works, Inc.	1,100,000	$33,935,000
Communications Equipment—1.9%
Cisco Systems, Inc. (a)	2,500,000	$41,925,000
Computer Hardware—5.6%
Hewlett-Packard Co.	1,725,000	$55,303,500
Dell, Inc. (a)	3,900,000	36,972,000
Apple, Inc. (a)	270,000	28,382,400
		120,657,900
Data Processing & Outsourced Services—1.6%
Western Union Co.	2,775,000	$34,881,750
Electronic Manufacturing Services—1.4%
Tyco Electronics, Ltd.	2,839,500	$31,348,080
Internet Software & Services—1.4%
eBay, Inc. (a)	2,400,000	$30,144,000
Office Electronics—1.1%
Xerox Corp.	5,072,400	$23,079,420
Semiconductors—5.1%
Intel Corp.	3,900,000	$58,695,000
Texas Instruments, Inc.	3,200,000	52,832,000
		111,527,000
Systems Software—1.4%
Microsoft Corp.	1,600,000	$29,392,000
Total Common Stocks (Cost: $2,376,191,666)		2,035,811,820

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—6.3%
Repurchase Agreement—6.3%
Fixed Income Clearing Corp. Repurchase Agreement,
0.17% dated 3/31/2009 due 4/1/2009, repurchase
price $136,469,051, collateralized by a Federal Home
Loan Bank Note, with a rate of 1.620%, with a maturity
of 12/30/2009, and with a market value plus accrued
interest of $1,946,598, by a Federal Home Loan Mortgage
Corp. Bond, with a rate of 3.050%, with a maturity of
4/28/2010, and with a market value plus accrued interest
of $33,454,400, and by a Federal National Mortgage
Association Note, with a rate of 4.750%, and a maturity
of 3/12/2010, and with a market value plus accrued
interest of $103,800,000	$136,468,407	$136,468,407
Total Repurchase Agreement (Cost: $136,468,407)		136,468,407
Total Short Term Investment (Cost: $136,468,407)		136,468,407
Total Investments (Cost: $2,512,660,073)—99.9%		$2,172,280,227
Other Assets In Excess of Liabilities—0.1%		2,931,218
Total Net Assets—100%		$2,175,211,445

(a) Non income-producing security.

(b) Represents a foreign domiciled corporation.

(c) Represents an American Depositary Receipt.

See accompanying Notes to Financial Statements.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/09) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX10 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	-6.26%	-35.28%	-8.10%	2.21%	8.75%
S&P 500	-11.01%	-38.09%	-4.76%	-3.00%	2.76%
Lipper Multi-Cap Value Index[15]	-11.56%	-38.70%	-5.42%	-0.02%	3.00%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.08%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund declined 6% last quarter. Relative to the S&P 500's 11% loss, the Fund's loss was small. Relative to cash—and coming on top of losses during the past two years—it was painful. We compare our returns to the S&P 500 because we believe that over the long run, the S&P will deliver a better return than most other investments will. Effectively, we believe that simply investing in the S&P 500 would meet our goal for the Fund—achieving long-term growth of capital. If we can grow capital at a higher rate than the S&P grows—or match its growth with less risk—by investing in securities that meet our criteria, we would judge our results a success. Clearly the S&P has fallen far short of that goal over the past ten years, returning a negative 3% per year. However, as outlined in the Oakmark and Oakmark Select Funds letter, we believe that the decline over the past decade has positioned the S&P for unusual gains in the upcoming decade. For that reason, we will continue to measure our short-term successes or failures by comparison to the S&P.

Two stocks that contributed the most to the Fund's relative outperformance last quarter were Schering-Plough and Best Buy. Schering agreed to be acquired by Merck, which resulted in the stock gaining 39%. We trimmed the position but continue to hold it because it sells at a 10% discount to the merger price, and we believe the transaction will be completed. Best Buy rose 36% as their consumer electronics sales fell less than had been anticipated. We trimmed that position as well, but want to maintain exposure to this category dominant retailer. Our worst performers, each losing over half their value, were Capital One and Bank of America. We continue to believe that both companies will survive this downturn and that they are extremely inexpensive relative to potential recovery earnings.

The only addition last quarter was Newfield Exploration, a mid-sized oil and gas company. After selling Burlington Resources in early 2006, the Fund had zero exposure to energy companies. For two years, as oil prices increased to $150, that lack of exposure hurt our relative results. Over the past few quarters, as oil prices fell back under $50, we also missed their decline. Newfield stock peaked at $70 last May and recently traded under $20. Assuming no rebound in energy prices, we believe that Newfield is now significantly undervalued and is a size that is attractive to acquirers.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

March 31, 2009

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—March 31, 2009 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.0%
Broadcasting—8.6%
Discovery Communications, Inc. Class C (a)	9,509,500	$139,314,175
Cable & Satellite—7.5%
Liberty Media Corp. - Entertainment (a)	6,017,029	$120,039,728
Catalog Retail—1.7%
Liberty Media Holding Corp. - Interactive, Class A (a)	9,400,000	$27,260,000
Computer & Electronics Retail—5.1%
Best Buy Co., Inc.	2,150,000	$81,614,000
Movies & Entertainment—9.0%
Viacom, Inc., Class B (a)	4,325,000	$75,168,500
Time Warner, Inc.	3,610,666	69,685,854
		144,854,354
Restaurants—4.8%
Yum! Brands, Inc.	2,815,000	$77,356,200
Specialized Consumer Services—7.3%
H&R Block, Inc.	6,469,600	$117,682,024
Oil & Gas Exploration & Production—3.5%
Newfield Exploration Co. (a)	2,500,000	$56,750,000
Consumer Finance—2.2%
Capital One Financial Corp.	2,910,600	$35,625,744
Other Diversified Financial Services—6.2%
JPMorgan Chase & Co.	2,494,000	$66,290,520
Bank of America Corp.	4,900,000	33,418,000
		99,708,520
Health Care Equipment—4.2%
Medtronic, Inc.	2,300,000	$67,781,000
Pharmaceuticals—10.9%
Schering-Plough Corp.	4,282,954	$100,863,567
Bristol-Myers Squibb Co.	3,410,200	74,751,584
		175,615,151
Computer Hardware—3.3%
Dell, Inc. (a)	5,613,000	$53,211,240
Data Processing & Outsourced Services—4.0%
Western Union Co.	5,065,400	$63,672,078
Electronic Manufacturing Services—3.2%
Tyco Electronics, Ltd.	4,667,838	$51,532,931

OAKMARK SELECT FUND

OAKMARK SELECT FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.0% (cont.)
Internet Software & Services—3.3%
eBay, Inc. (a)	4,200,000	$52,752,000
Semiconductors—9.2%
Intel Corp.	5,247,000	$78,967,350
Texas Instruments, Inc.	4,175,000	68,929,250
		147,896,600
Total Common Stocks (Cost: $1,811,096,306)		1,512,665,745
Short Term Investment—4.8%
Repurchase Agreement—4.8%
Fixed Income Clearing Corp. Repurchase Agreement, 0.17% dated 3/31/2009 due 4/1/2009, repurchase price $76,364,699, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates from 3.000% - 3.050%, with maturities from 4/28/2010 - 4/30/2010, and with an aggregate market value plus accrued interest of $45,659,775, and by a Federal National Mortgage Association Bond, with a rate of 3.250%, with a maturity of 4/29/2011, and with a market value plus accrued interest of $32,235,450	$76,364,338	$76,364,338
Total Repurchase Agreement (Cost: $76,364,338)		76,364,338
Total Short Term Investment (Cost: $76,364,338)		76,364,338
Total Investments (Cost: $1,887,460,644)—98.8%		$1,589,030,083
Other Assets In Excess of Liabilities—1.2%		19,522,039
Total Net Assets—100%		$1,608,552,122

(a) Non income-producing security.

See accompanying Notes to Financial Statements.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/09) AS COMPARED TO THE LIPPER BALANCED FUND INDEX16 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	-6.03%	-21.99%	2.37%	7.99%	10.07%
Lipper Balanced Fund Index	-5.84%	-26.60%	-1.54%	0.76%	4.46%
S&P 500[10]	-11.01%	-38.09%	-4.76%	-3.00%	4.17%
Barclays Capital U.S. Govt./Credit[17]	-1.28%	1.78%	3.74%	5.64%	5.96%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 0.81%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

While the Fund's percentage loss for the March quarter was much reduced from the preceding period, to report any loss still disappoints us greatly. The Fund's 6% decline in value was virtually the same as the return for the Lipper Balanced Fund Index, our standard of comparison. Since inception, the Fund's annualized rate of return has been 10% compared to the 4% which the Lipper Index reported.

After a busy end of calendar 2008, portfolio activity returned to more typical levels during the past quarter. We initiated two new equity positions, both involved in medical and scientific instrumentation: PerkinElmer and Varian Medical Systems. Our research department has unearthed a wide variety of interesting names in this area, and we believe that these two companies offer intriguing prospects as well as compelling valuations. We eliminated two equity holdings, ITT and Medtronic, and the January takeover of UST removed that name from the portfolio as well.

Even in down quarters the Fund is blessed with some strong contributors. In the March quarter these included TJX, Hospira, and Walter Industries. TJX, parent company of T.J.Maxx, Marshall's, and other retail concepts, is a natural beneficiary of a difficult retail environment because the company sources its inventories so cheaply. Hospira announced a reorganization during the quarter that should boost the company's profitability. Significant detractors included Medtronic, Diageo, and General Dynamics. Shares of Medtronic and General Dynamics both reacted negatively to the Obama administration's budget, and General Dynamics also suffered delays and cancellations in its Gulfstream business jet unit. Diageo experienced the effects of consumers trading down to less expensive brands.

Equity Portfolio Characteristics

The bear market for stocks has many diverse effects. For example, declining market values have forced Standard & Poors more than once to adjust the minimum market capitalization requirement for companies eligible to be added to the S&P 500 Index. Standard & Poors has also been busy removing and adding names in response to drastic price movements. Even with all of this activity, at the end of February more than 20% of the Index's constituent companies were below the already reduced minimum market capitalization level for index inclusion.

Fortunately, this trend of companies becoming mid-cap or even small-cap is almost irrelevant to our management of the Fund. Oakmark Equity and Income has always been an all-cap fund. Both our new purchases in the March quarter had market capitalizations of less than $5 billion. In fact,

OAKMARK EQUITY AND INCOME FUND

using $1.5 billion to $5 billion as the range for mid cap companies and anything below $1.5 billion for small cap companies, as of March 31, 21% of the Fund's holdings are mid caps and 6% small caps. Size is never an important issue except insofar as it limits our ability to invest a material proportion of the Fund in a name. Value is always the determining factor, and in our management of the Fund we go wherever value takes us.

Dividend yield is another characteristic to which the financial press has devoted considerable attention this year. With share prices down dramatically, dividend yields perforce go up, but severe dividend reductions in the financial sector have diminished this effect, especially since financials had been the highest yielding sector. Thankfully, the Equity and Income Fund equity portfolio has enjoyed six dividend increases and no reductions so far this year. We like high dividend yields as much as anyone, but we consider yield to be only one factor in determining the true worth of a stock.

As we have often written, the Equity and Income Fund is intended to be a low volatility, total return oriented portfolio. To that end in this environment we have attempted to invest the Fund in businesses that provide products or services that are not discretionary but that have perpetual utility. Whether the product is food, natural gas, medical supplies, aggregates for road-building, or cable TV systems, we are confident that consumers will find a way to continue to purchase these items. We also believe that the world is not getting any safer, which means that defense companies' business should remain solid.

Finally, in our effort to control risk in this difficult time, we have oriented the holdings to companies that we believe have solid balance sheets and strong cash flows. Most important, we have avoided companies that appear to have the need to refinance debt maturities within the next few years. While we expect market conditions to improve and liquidity to recover before too long, this forecast is highly uncertain. What we do know is that price and value tend to converge over time. If we focus on identifying and owning businesses that are significantly underpriced, that have demonstrated the ability to grow their value per share, and that have managers that treat their shareholders as their partners, we believe we will position the portfolio for the eventual return of a more favorable environment.

Between Scylla and Charybdis

We have offered e-mail communication to our shareholders for many years. Often, shareholder correspondence is not directed to any particular investing theme or sector, but for the past few years one significant focus has been the Fund's fixed income holdings and strategy. This focus surprises us both because of the inherent conservatism of the fixed income strategy, but also because of the fact that the majority of the Fund's historic returns have originated on the equity side.

Now, however, we do understand our shareholders' focus on fixed income. The economic environment facing fixed income investors is described again and again as unprecedented, and justifiably so. Perhaps never before has the world seen so much government intervention and so many simultaneous efforts to stimulate economic activity. At the same time, economic activity continues to contract, resulting in excess inventories and declining prices.

In Greek mythology, Scylla and Charybdis were two sea monsters situated on opposite sides of the Strait of Messina. A ship would have to navigate perfectly in order to avoid both threats. For today's fixed income investor, the twin threats are deflation now and probable inflation in the future. Deflation is good for high-quality fixed coupon bonds and bad for high-yield or inflation-indexed securities. The opposite is true for an inflationary environment. Since we do not know when—or even if—the environment will evolve from deflation to inflation, we have sought to construct all-weather fixed income portfolios.

Fortunately, occasional market dislocations have produced opportunities to adapt the fixed income portfolio better to these twin threats. Throughout the quarter we had several opportunities to build out the commitment to inflation-indexed securities (often called TIPS) at unusually favorable prices. TIPS generally pay a low interest rate, but their principal value adjusts periodically to reflect inflation. The interest income is therefore "real return" i.e., the return after neutralizing inflation (or at least inflation as the government is able to measure it). Usually TIPS have an interest-only return below that of ordinary Treasury notes. During the past quarter, however, TIPS occasionally traded "through Treasurys," meaning that their nominal yield exceeded that of Treasurys of similar maturity. This anomalous occurrence was the result of investors' fears that deflation would persist. We took advantage of this opportunity and increased the Fund's TIPS commitment to 12% of the portfolio. We also extended the average maturity of the TIPS position and reduced the level of built-in accretion (historic inflation adjustments), the latter an attempt to mitigate the impact of near-term deflation. The enhanced TIPS position has already positively affected the portfolio: on the day that the Federal Reserve announced that it would begin to purchase Treasurys, the Fund's TIPS gained over 4% in market value, a substantial move in bond market terms.

While increasing the TIPS position, we also reduced the Fund's commitment to ordinary Treasury notes from 26% to 22%. The Treasurys are still important for their income generation and their protection against deflation.

Other fixed income changes were more modest, although not for want of effort. We made a vigorous attempt to increase the portfolio's investment-grade corporate bond position, and in fact, we more than doubled this segment's size. However, it still aggregates to approximately 1% of the entire portfolio. We have always looked skeptically at investment-grade corporates because experience teaches us that far more are down-graded than up-graded. We prefer to invest our clients' funds where the probabilities are more favorable. We also do not like the bond market's typical focus on the yield spread of a corporate bond versus a Treasury issue of similar maturity. We much prefer to invest in corporate bonds when they appear to offer attractive absolute, rather than attractive relative, returns. We have

OAKMARK EQUITY AND INCOME FUND

found what we believe are several such opportunities during the quarter, but they could not absorb much capital. The corporate bond market continues to suffer from the effects of markets seizing up, and liquidity conditions remain variable. While we would have preferred to have built up a larger investment-grade corporate bond position, we could not do so on our terms.

We also continued to avoid the high yield sector. Mathematically oriented investors have calculated that current prices of high yield (or junk) debt in the aggregate effectively discount default outcomes that have never actually been realized. Such investors make the case for purchasing a wide array of junk issues, in essence betting that the outsized returns of the survivors will more than compensate for those that default. While this could work, investing in such a fashion is alien to the Equity and Income Fund. Although we do believe in diversification, we also insist that every security that enters the Fund should have definite merit and that we should be willing to own all of the issue at our purchase price. Neither knowing how bad the economy will become nor the moment when deflation will mutate over to inflation, we choose to focus on issues that are less economically vulnerable.

Once again, we thank you for being our shareholders and invite your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

March 31, 2009

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2009 (Unaudited)

Name	Shares Held	Value
Equity and Equivalents—48.8%
Common Stocks—48.8%
Apparel Retail—2.4%
The TJX Cos., Inc.	9,215,100	$236,275,164
Foot Locker, Inc.	5,000,000	52,400,000
		288,675,164
Cable & Satellite—2.7%
Comcast Corp., Class A	13,750,000	$187,550,000
Scripps Networks Interactive, Inc., Class A	6,208,000	139,742,080
		327,292,080
Home Furnishings—0.4%
Mohawk Industries, Inc. (a)	1,000,000	$29,870,000
Leggett & Platt, Inc.	1,279,056	16,614,937
		46,484,937
Publishing—0.2%
The Washington Post Co., Class B	75,000	$26,782,500
Distillers & Vintners—2.2%
Diageo PLC (b)	5,950,000	$266,262,500
Drug Retail—2.3%
CVS Caremark Corp.	10,000,000	$274,900,000
Packaged Foods & Meats—6.8%
Nestle SA (b) (c)	9,457,500	$319,710,787
ConAgra Foods, Inc.	17,500,000	295,225,000
Kraft Foods, Inc., Class A	9,000,000	200,610,000
		815,545,787
Personal Products—2.4%
Avon Products, Inc.	15,000,000	$288,450,000
Coal & Consumable Fuels—0.6%
Walter Industries, Inc. (d)	3,100,000	$70,897,000
Oil & Gas Exploration & Production—8.5%
XTO Energy, Inc.	14,305,572	$438,036,615
EnCana Corp. (e)	8,100,000	328,941,000
Apache Corp.	4,000,000	256,360,000
		1,023,337,615
Oil & Gas Storage & Transportation—0.8%
The Williams Cos., Inc.	9,000,000	$102,420,000
Reinsurance—1.3%
PartnerRe, Ltd. (e)	2,600,000	$161,382,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Shares Held	Value
Equity and Equivalents—48.8% (cont.)
Health Care Equipment—5.9%
Hospira, Inc. (a) (d)	8,000,000	$246,880,000
Covidien, Ltd.	7,000,000	232,680,000
Varian Medical Systems, Inc. (a)	4,900,000	149,156,000
Steris Corp.	2,250,000	52,380,000
Kinetic Concepts, Inc. (a)	1,223,400	25,838,208
		706,934,208
Health Care Services—2.0%
Laboratory Corp. of America Holdings (a)	4,000,000	$233,960,000
Life Sciences Tools & Services—0.5%
Varian, Inc. (a)	1,409,400	$33,459,156
PerkinElmer, Inc.	2,500,000	31,925,000
		65,384,156
Aerospace & Defense—6.3%
General Dynamics Corp.	7,500,000	$311,925,000
Rockwell Collins, Inc.	6,500,000	212,160,000
Goodrich Corp.	4,000,000	151,560,000
Alliant Techsystems, Inc. (a)	1,285,200	86,082,696
		761,727,696
Industrial Machinery—0.8%
Pentair, Inc.	4,000,000	$86,680,000
Mueller Water Products, Inc., Class A (d)	2,500,000	8,250,000
		94,930,000
Marine—0.6%
Kirby Corp. (a)	2,650,000	$70,596,000
Application Software—0.1%
Mentor Graphics Corp. (a)	3,189,718	$14,162,348
Communications Equipment—0.6%
EchoStar Corp. (a) (d)	4,900,000	$72,667,000
Electronic Manufacturing Services—0.6%
Tyco Electronics, Ltd.	6,250,000	$69,000,000
Construction Materials—0.8%
Martin Marietta Materials, Inc.	1,175,000	$93,177,500
Total Common Stocks (Cost: $6,753,656,931)		5,874,968,491
Total Equity and Equivalents (Cost: $6,753,656,931)		5,874,968,491

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—43.0%
Corporate Bonds—0.8%
Diversified Real Estate Activities—0.2%
Brookfield Asset Management, Inc., 7.125%, due 6/15/2012		$19,500,000	$16,185,000
Brookfield Asset Management, Inc., 5.75%, due 3/1/2010		4,875,000	4,710,713
			20,895,713
Property & Casualty Insurance—0.1%
Fund American Cos., Inc., 5.875%, due 5/15/2013		$20,243,000	$15,541,300
Insurance Brokers—0.0%
Marsh & McLennan Cos., Inc., 6.25%, due 3/15/2012		$975,000	$929,479
Consumer Finance—0.1%
Toyota Motor Credit Corp., 4.00%, due 6/25/2010		$15,000,000	$14,762,250
Leisure Facilities—0.1%
Vail Resorts, Inc., 6.75%, due 2/15/2014		$15,422,000	$13,262,920
Paper Packaging—0.2%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (f)		$19,400,000	$16,690,945
Semiconductors—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	10,000,000	$8,104,460
Oil & Gas Exploration & Production—0.0%
Newfield Exploration Co., 7.625%, due 3/1/2011		$2,300,000	$2,271,250
Health Care Services—0.0%
Quest Diagnostic, Inc. Senior Note, 5.125%, due 11/1/2010		$1,680,000	$1,686,320
Total Corporate Bonds (Cost: $97,294,535)			94,144,637
Government and Agency Securities—42.2%
Canadian Government Bonds—1.1%
Canadian Government Bond, 3.50%, due 6/1/2013	CAD	100,000,000	$85,287,119
Canadian Government Bond, 4.00%, due 6/1/2016	CAD	50,000,000	44,337,722
			129,624,841
U.S. Government Agencies—7.5%
Federal Farm Credit Bank, 3.50%, due 10/3/2011		$100,000,000	$104,360,400
Federal Farm Credit Bank, 0.413%, due 2/22/2012 (g)		97,000,000	95,360,603
Federal Home Loan Bank, 3.25%, due 3/11/2011		80,000,000	82,778,800
Tennessee Valley Authority, 6.79%, due 5/23/2012		58,730,000	66,889,418
Tennessee Valley Authority, 5.50%, due 7/18/2017		58,500,000	65,310,336
Federal Farm Credit Bank, 2.75%, due 5/4/2010		50,000,000	50,902,700

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—43.0% (cont.)
U.S. Government Agencies—7.5% (cont.)
Federal Farm Credit Bank, 2.25%, due 7/1/2010	$50,000,000	$50,689,350
Federal Farm Credit Bank, 3.875%, due 11/13/2012	40,000,000	42,168,840
Federal Home Loan Bank, 4.25%, due 11/20/2009	38,000,000	38,786,448
Federal Farm Credit Bank, 3.15%, due 5/19/2011	35,000,000	36,172,955
Private Export Funding Corp. Series Y, 3.55%, due 4/15/2013	25,000,000	26,004,450
Federal Farm Credit Bank, 4.92%, due 1/11/2010	19,400,000	19,993,310
Federal Farm Credit Bank, 4.50%, due 10/17/2012	15,750,000	16,873,384
Federal Farm Credit Bank, 5.125%, due 8/25/2016	14,625,000	16,097,971
Private Export Funding Corp. Secured Note, Series 1, 7.20%, due 1/15/2010	15,000,000	15,717,480
Federal Agricultural Mortgage Corp., 3.875%, due 8/19/2011	14,625,000	15,374,385
Federal Farm Credit Bank, 3.875%, due 8/25/2011	14,500,000	15,245,228
Federal Farm Credit Bank, 2.75%, due 11/20/2009	15,000,000	15,174,510
Tennessee Valley Authority, 4.375%, due 6/15/2015	10,000,000	10,639,420
Federal Farm Credit Bank, 5.15%, due 7/20/2009	10,216,000	10,360,720
Federal Farm Credit Bank, 5.25%, due 7/16/2010	9,700,000	10,208,358
Federal Home Loan Bank, 4.375%, due 10/22/2010	9,750,000	10,206,271
Federal Farm Credit Bank, 3.85%, due 2/11/2015	9,750,000	10,169,289
Tennessee Valley Authority, 5.625%, due 1/18/2011	8,721,000	9,356,316
Federal Home Loan Bank, 3.50%, due 12/10/2010	8,750,000	9,062,375
Federal Farm Credit Bank, 5.28%, due 8/16/2013	7,500,000	8,315,415
Federal Farm Credit Bank, 5.20%, due 11/28/2016	5,850,000	6,485,135
Federal Farm Credit Bank, 4.85%, due 12/16/2009	6,305,000	6,475,077
Federal Farm Credit Bank, 5.125%, due 6/6/2011	5,435,000	5,847,343
Federal Farm Credit Bank, 4.92%, due 8/26/2013	4,875,000	5,334,147
Federal Farm Credit Bank, 4.875%, due 12/16/2015	4,875,000	5,296,434
Federal Farm Credit Bank, 5.10%, due 8/9/2011	4,850,000	5,233,911
Federal Farm Credit Bank, 4.75%, due 5/7/2010	4,850,000	5,043,835
Federal Farm Credit Bank, 4.85%, due 3/9/2011	4,322,000	4,602,083
Federal Farm Credit Bank, 5.05%, due 5/25/2011	3,880,000	4,165,595
Tennessee Valley Authority, 4.875%, due 12/15/2016	3,750,000	4,030,729
Federal Farm Credit Bank, 4.50%, due 8/8/2011	2,910,000	3,083,340
Federal Farm Credit Bank, 4.82%, due 10/12/2012	2,425,000	2,635,303
		910,451,664
U.S. Government Notes—33.6%
United States Treasury Notes, 4.875%, due 2/15/2012	$485,000,000	$537,288,820
United States Treasury Notes, 5.125%, due 6/30/2011	485,000,000	531,756,910
United States Treasury Notes, 2.875%, due 1/31/2013	500,000,000	528,906,000
United States Treasury Notes, 1.375%, due 7/15/2018 , Inflation Indexed	440,554,500	436,974,995
United States Treasury Notes, 1.625%, due 1/15/2018, Inflation Indexed	403,088,000	407,370,810

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—43.0% (cont.)
U.S. Government Notes—33.6% (cont.)
United States Treasury Notes, 2.625%, due 7/15/2017, Inflation Indexed		$254,652,500	$276,536,826
United States Treasury Notes, 5.00%, due 8/15/2011		242,500,000	266,522,535
United States Treasury Notes, 2.75%, due 10/31/2013		250,000,000	263,672,000
United States Treasury Notes, 2.75%, due 2/28/2013		250,000,000	263,437,500
United States Treasury Notes, 2.125%, due 1/15/2019, Inflation Indexed		196,660,000	209,381,542
United States Treasury Notes, 4.75%, due 3/31/2011		194,000,000	209,338,028
United States Treasury Notes, 2.00%, due 1/15/2016, Inflation Indexed		106,366,000	109,723,124
			4,040,909,090
Total Government and Agency Securities (Cost: $4,775,531,575)			5,080,985,595
Total Fixed Income (Cost: $4,872,826,110)			5,175,130,232
Short Term Investments—8.7%
Canadian Treasury Bills—1.3%
Canadian Treasury Bills, 0.53% - 2.65%, due 8/6/2009 - 3/18/2010	CAD	200,000,000	$158,061,746
Total Canadian Treasury Bills (Cost: $168,148,137)			158,061,746
U.S. Government Agencies—0.3%
Federal Home Loan Bank, 0.92%, due 9/14/2009		40,000,000	$39,942,840
Total U.S. Government Agencies (Cost: $39,834,000)			39,942,840
U.S. Government Bills—2.5%
United States Treasury Bills, 2.11% - 2.18%, due 7/2/2009 - 8/27/2009		300,000,000	$299,741,700
Total U.S. Government Bills (Cost: $297,900,333)			299,741,700

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—8.7% (cont.)
Repurchase Agreement—4.6%
Fixed Income Clearing Corp. Repurchase Agreement,
0.17% dated 3/31/2009 due 4/1/2009, repurchase price
$549,578,978, collateralized by Federal Home Loan Bank
Notes, with rates from 1.620% - 5.000%, with maturities
from 12/11/2009 - 12/30/2009, and with an aggregate
market value plus accrued interest of $383,008,690, and
by a Federal Home Loan Bank Discount Note, with a rate
of 0.000%, with a maturity of 7/31/2009, and with a
market value plus accrued interest of $99,875,000, and
by Freddie Mac Discount Notes, with rates of 0.000%,
with maturities from 6/30/2009 - 9/15/2009, and with
an aggregate market value plus accrued interest
of $77,688,618	$549,576,382	$549,576,382
Total Repurchase Agreement (Cost: $549,576,382)		549,576,382
Total Short Term Investments (Cost: $1,055,458,852)		1,047,322,668
Total Investments (Cost: $12,681,941,893)—100.5%		$12,097,421,391
Liabilities In Excess of Other Assets—(0.5)%		(65,552,052)
Total Net Assets—100%		$12,031,869,339

(a) Non income-producing security.

(b) Represents an American Depositary Receipt.

(c) Market value is determined in good faith in accordance with procedures established by the Board of Trustees.

(d) See note number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

(e) Represents a foreign domiciled corporation.

(f) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g) Floating Rate Note. Rate shown is as of March 31, 2009.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro Dollar

See accompanying Notes to Financial Statements.

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/09) AS COMPARED TO THE MSCI WORLD INDEX18 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	-13.70%	-42.31%	-2.36%	6.67%[3]
MSCI World	-11.92%	-42.58%	-3.50%	-2.65%
Lipper Global Fund Index[19]	-9.75%	-39.64%	-2.35%	-0.65%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.16%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Headwinds to Unprecedented

At the end of 2008, we noticed that the financial journalists' favorite word du jour was "headwinds" as in "XYZ faces severe headwinds in its ABC division." During this most recent quarter "unprecedented" became the newly popular buzzword used to refer to any number of economic experiences and policy decisions. Though the word may have been overused, it is true that over the past six months extreme economic events have occurred, often causing major political repercussions in many nations. Aside from the shift in party politics in Washington, parliamentary governments in several smaller European nations have fallen under the weight of economic duress. Warren Buffett has quipped that "when the tide goes out, you discover who has been swimming naked," and the recent discovery of multiple investment scams demonstrates the truth of his aphorism. Perhaps the economic contraction will prove salutary in the long term by purging excesses and flaws that good times had facilitated.

Nevertheless, the March quarter was another difficult period for the Oakmark Global Fund. The Fund returned -14% this past quarter, lagging behind the -12% return for the MSCI World Index as well as the -10% return for the Lipper Global Fund Index. More important, the Fund has returned 7% per year since inception, outperforming the MSCI World Index which averaged -3% per year over the same time period.

There were few discernible patterns in stock performance, as favorable and unfavorable stocks in the portfolio were well-distributed across countries and industries. For example, Credit Suisse, the giant Switzerland-based investment and private bank, was the strongest contributor to Fund results in the quarter, while Julius Baer, a smaller Swiss private bank, was one of the biggest detractors. Credit Suisse has had fewer problems than its local competitors, and it also has less exposure to the secrecy issue (see below). On the other hand, Julius Baer's CEO unexpectedly passed away, and the company has experienced asset outflows from GAM, its hedge fund business. U.S. technology stocks Intel and Oracle contributed positively. Intel owns an unusually strong balance sheet, which supports an attractive dividend yield. The company's new generation of microprocessors has also excited investors. Oracle, another balance sheet powerhouse, reported a

OAKMARK GLOBAL FUND

positive earnings surprise late in the quarter. Investors continue to be skeptical of Oracle's aggressive consolidation of the software industry, but so far the results have been positive. The largest drag on the portfolio came from Societe Television Francaise 1. Because this was also the case for the Oakmark International Fund, we refer readers to the discussion of the stock in that Fund's letter. U.S. companies Snap-On and Tyco Electronics also detracted from portfolio returns, in part because of their exposure to the automobile industry. Daiwa Securities was another poor performer, a casualty of its participation in a weak Japanese stock market.

Although it felt to us that we were very active during the quarter, we actually added only one new position and eliminated none. The strong Japanese yen and the slowing global economy allowed us to initiate a new position in Canon, the photography and office machine company, at an attractive price. We concede that the yen and the economy will both hurt Canon profits in the short term, but we are encouraged by the $8 billion of net cash and securities that the company has to survive the downturn. Given the price at which we purchased the security, we estimate that we paid only for its printer supplies business and the royalty stream it earns as the key component supplier for all of Hewlett-Packard's laser printers. This means that we have paid nothing for the copier business, the Canon-branded printer business, and the camera business. Finally, Canon's management has repurchased over 7% of the outstanding shares over the past two years, which further enhances Canon's intrinsic value per share.

The March 31 Wall Street Journal Fund Track column reported that "investors in international and global stock funds...need to keep a close eye on the U.S....because, in the view of fund managers, an international recovery will get under way only once the U.S. economy stops its fall. The U.S. accounts for an estimated one-fifth of the global economy and is the world's largest importer. Until it stabilizes, say managers of mutual funds that focus on global stocks, investors shouldn't expect outperformance from other regions."20 While this argument seems sensible, its conclusion was not supported by first quarter '09 outcomes. During the quarter, the Chinese stock market rallied strongly, despite the depressed conditions in the markets for its exports. In addition, several commodity-sensitive markets, including Russia and Brazil, did well even though the U.S., Europe, and Japan experienced double digit stock market declines. Rather than attempt to make the sort of macro judgments described in the WSJ column, we focus on identifying mis-priced stocks wherever they may be found. While macro factors may swamp value in the short term, we know that over the long term disciplined value investing is a sustainable foundation for success. We are somewhat chagrined that Oakmark Global did not have exposure to the few markets that showed gains in the quarter, but we find it encouraging that the December quarter's universal correlation of markets to the downside did not persist into 2009. In the December quarter there truly was no place to hide.

Can You Keep a Secret?

In September 2007, the U.S. Department of Justice launched a probe into the offshore accounts of certain U.S. clients of UBS due to allegations that UBS helped those clients avoid paying taxes related to $20 billion worth of assets under management. In February 2009, UBS settled with the Justice Department for $780 million. This incident, along with the global economic crisis, has led other major countries to demand the Swiss government change its secrecy laws in order to uncover other tax evaders. Under the threat of being blacklisted as a tax haven, Switzerland announced on March 13 that it will adopt the OECD standards on administrative assistance in tax matters. But, what does this actually mean and how will it impact our Swiss private bank holdings?

It might be helpful to discuss the history of Switzerland's secrecy and the laws. Banking secrecy, or client confidentiality, became law in Switzerland in 1934 in order to protect bank clients' information from being accessed by either individuals or official bodies. Tax avoidance (simply not paying taxes) is a civil, not a criminal, offense in Switzerland, so authorities cannot access client information in these cases. However, secrecy has always had its limits. It has been lifted when authorities—whether local or foreign—have had sufficient grounds to suspect tax fraud, which is a criminal activity.

This distinction between tax avoidance and tax fraud will be eliminated for clients domiciled outside of Switzerland after the country adopts OECD standards. Yet, the foreign tax authority will still need to submit a written request, indicating sufficient grounds for suspicion of tax evasion. Fishing expeditions will not be allowed; in other words, the IRS cannot force a Swiss private bank to disclose all of its U.S. clients without proper cause. In addition, these changes are not retroactive. At its core, this is a modification of current laws and not a complete elimination of Swiss banking privacy rules.

OAKMARK GLOBAL FUND

Here are some important points to consider when looking at the new rules and how they affect our investments in private banks:

1. The vast majority of clients are not using Swiss private banks to avoid taxes. We estimate that less than 15% of assets under management may be linked to tax avoidance. These "avoidance assets" tend to come from legacy customers—2nd or 3rd generations that had to keep the evasion going, but are not actively adding to assets to avoid current tax bills—and not new clients.

2. Net assets lost should be minimal. There is likely to be a transitional period during which time clients have the ability to "normalize" their tax affairs without the penalty from tax authorities. In other words, clients will be able to move their assets from Switzerland back to their home country. Companies with on-shore networks (e.g., a Swiss bank with branches on-shore in the U.S., Germany or France), should be able to retain those assets as they move from Switzerland to the client's home country. This is the case for UBS and Credit Suisse, both of which have substantial on-shore operations. Julius Baer, on the other hand, has a relatively smaller on-shore presence. We would expect Julius Baer's profits to suffer as it builds out its on-shore presence, but not enough to justify the recent share price performance.

3. Credit Suisse and Julius Baer had very few U.S. off-shore clients (U.S. clients with assets in Switzerland) because the business wasn't very profitable. Even for UBS, the $20 billion of U.S. off-shore money is a small percentage of the company's total assets under management of more than $750 billion. Such an amount isn't material to UBS's overall business.

4. Because of newer disclosure rules over the past decade, very little net new money is related to tax avoidance. In fact, much of the new money growth in Swiss banks has come from Southeast Asia and the Middle East where individual tax rates tend to be very low. In other words, if you don't have to pay high taxes, you would not need to utilize a Swiss bank to avoid high taxes.

Assets related to tax avoidance are minimal, steps are being taken by our companies to insure assets are retained and the changes to bank secrecy have been gradual enough that many of the larger Swiss institutions have prepared for the transition. We continue to monitor the situation, but do not expect a material impact to the intrinsic value of our Swiss banks.

In closing, we once again thank you for being our partners in the Oakmark Global Fund. We welcome your questions and comments.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

March 31, 2009

OAKMARK GLOBAL FUND

THE OAKMARK GLOBAL FUND

Global Diversification—March 31, 2009 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.7%
Apparel, Accessories & Luxury Goods—5.6%
Bulgari SpA (Italy) (a)	Jewelry Manufacturer & Retailer	9,199,900	$40,458,088
Luxottica Group SpA (Italy)	Manufacturer and Retailer of Eyeglass Frames and Sunglasses	1,471,900	22,860,570
			63,318,658
Automobile Manufacturers—5.9%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,090,500	$34,372,481
Daimler AG Registered (Germany) (b)	Automobile Manufacturer	1,278,500	32,409,575
			66,782,056
Broadcasting—5.9%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	4,527,700	$35,497,478
Discovery Communications, Inc. Class C (United States) (a)	Media Management & Network Services	1,550,150	22,709,697
Discovery Communications, Inc. Class A (United States) (a)	Media Management & Network Services	532,550	8,531,451
			66,738,626
Household Appliances—4.0%
Snap-On, Inc. (United States)	Tool & Equipment Manufacturer	1,814,000	$45,531,400
Movies & Entertainment—0.8%
Live Nation, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	3,296,600	$8,801,922
Publishing—0.9%
The Washington Post Co., Class B (United States)	Newspaper & Magazine Publishing; Educational & Career Development Service Provider	30,660	$10,948,686
Distillers & Vintners—1.5%
Diageo PLC (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	1,471,800	$16,609,402

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.7% (cont.)
Oil & Gas Exploration & Production—5.5%
XTO Energy, Inc. (United States)	Oil & Natural Gas Exploration & Production	1,200,500	$36,759,310
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	404,500	25,924,405
			62,683,715
Asset Management & Custody Banks—3.7%
Julius Baer Holding AG (Switzerland)	Asset Management	1,710,000	$42,062,725
Diversified Banks—0.7%
Bank of Ireland (Ireland)	Commercial Bank	11,664,000	$8,058,331
Diversified Capital Markets—7.1%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,752,300	$53,355,634
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	2,855,520	26,841,838
			80,197,472
Investment Banking & Brokerage—4.6%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	12,014,000	$51,947,184
Health Care Equipment—5.5%
Covidien, Ltd. (United States)	Health Care Equipment & Supplies	1,056,300	$35,111,412
Medtronic, Inc. (United States)	Health Care Equipment	945,900	27,875,673
			62,987,085
Health Care Services—4.4%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	864,400	$50,558,756
Life Sciences Tools & Services—1.7%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturers	4,127,000	$19,479,440
Pharmaceuticals—0.8%
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	569,900	$8,892,716

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.7% (cont.)
Aerospace & Defense—3.2%
ITT Corp. (United States)	Designs & Manufactures Variety of Engineered Products and Military Defense Systems	480,000	$18,465,600
Alliant Techsystems, Inc. (United States) (a)	Propulsion Systems & Munitions	260,487	17,447,419
			35,913,019
Building Products—2.5%
Assa Abloy AB, Series B (Sweden)	Develops, Designs, & Manufactures Security Locks	3,043,600	$28,512,689
Human Resource & Employment Services—3.4%
Adecco SA (Switzerland)	Temporary Employment Services	1,227,400	$38,365,011
Railroads—3.0%
Union Pacific Corp. (United States)	Rail Transportation Provider	813,600	$33,447,096
Research & Consulting Services—0.6%
Meitec Corp. (Japan)	Software Engineering Services	565,000	$6,940,850
Application Software—3.1%
SAP AG (Germany)	Develops Business Software	1,009,000	$35,766,071
Electronic Components—2.8%
OMRON Corp. (Japan)	Component, Equipment, & System Manufacturer	2,706,300	$31,632,965
Electronic Manufacturing Services—1.5%
Tyco Electronics, Ltd. (United States)	Manufactures Electronic Components	1,581,200	$17,456,448
Office Electronics—6.1%
Neopost SA (France)	Mailroom Equipment Supplier	476,300	$36,959,395
Canon, Inc. (Japan)	Computers & Information	1,117,000	31,822,397
			68,781,792
Semiconductors—6.2%
Intel Corp. (United States)	Computer Component Manufacturer & Designer	2,539,000	$38,211,950
Rohm Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	649,400	32,081,285
			70,293,235

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—95.7% (cont.)
Systems Software—4.7%
Oracle Corp. (United States) (a)	Software Services	2,926,000	$52,872,820
Total Common Stocks (Cost: $1,730,204,586)			1,085,580,170
Short Term Investment—3.6%
Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.17% dated 3/31/2009 due 4/1/2009, repurchase price $40,486,620, collateralized by a Federal Home Loan Bank Note, with a rate of 1.620%, with a maturity of 12/30/2009, and with a market value plus accrued interest of $41,297,127		$40,486,429	$40,486,429
Total Repurchase Agreement (Cost: $40,486,429)			40,486,429
Total Short Term Investment (Cost: $40,486,429)			40,486,429
Total Investments (Cost: $1,770,691,015)—99.3%			$1,126,066,599
Other Assets In Excess of Liabilities—0.7%			7,607,147
Total Net Assets—100%			$1,133,673,746

(a)  Non income-producing security.

(b)  A portion of security out on loan.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (3/31/09) AS COMPARED TO THE MSCI WORLD INDEX18 (UNAUDITED)

	Total Returns (as of 3/31/09)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	-4.29%	-27.41%	-13.87%
MSCI World	-11.92%	-42.58%	-17.66%
Lipper Global Fund Index[19]	-9.75%	-39.64%	-15.61%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.35%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund finished the quarter down 4%, which compares favorably to the MSCI World Index, which ended down 12%. Our holdings in the health care and information technology sectors contributed the most to the Fund's relative outperformance during the quarter.

One of the biggest contributors to Fund performance during the quarter was Best Buy Co., a U.S.-based consumer electronics retailer, which returned 36%. Fourth quarter earnings were better than expected due to stronger sales and improved inventory and cost controls. Market share increased, and pressure on revenue eased as the country's second largest retailer, Circuit City Stores, Inc., entered liquidation and closed its doors. Looking forward, we expect Best Buy to continue to increase market share and believe management has taken the necessary steps to control costs amid the unknown consumer spending environment. Schering-Plough Corporation was another top contributor for the quarter as it agreed to be acquired by Merck in a cash and stock deal valued around $26 a share. Part of our original thesis for owning Schering was the proven ability of its CEO, Fred Hassan, to maximize shareholder value. He did not disappoint; the company's shares rose 39% during the quarter.

Societe Television Francaise 1 (TF1), France's largest television broadcaster, was the Fund's largest detractor for the quarter. Please reference the Oakmark International Fund letter for commentary on TF1. Another detractor from performance for the quarter was Capital One Financial Corp., a U.S.-based banking and credit card company. Credit card company performance is highly correlated with unemployment. With continued deterioration in economic conditions, and with increases in unemployment, companies with high exposure to credit cards tend to be hard hit. Charge-offs are expected to increase, and while elevated credit costs continue to depress earnings, Capital One ended the quarter well capitalized with a very strong Tier 1 capital ratio of approximately 15%. With a solid balance sheet, strong brand name, conservative management philosophy, and limited mortgage exposure, we believe that fears are exaggerated and that, at current valuations, the company provides a unique investment opportunity.

OAKMARK GLOBAL SELECT FUND

Portfolio Composition

Changes to the portfolio were minimal during the quarter. GlaxoSmithKline plc, a U.K.-based pharmaceutical company, was sold from the portfolio, and we used proceeds from the sale to purchase Compagnie Financiere Richemont SA (Richemont), a Swiss-based luxury goods manufacturer and retailer of brands that include Cartier, Montblanc and Jaeger-LeCoultre.

Geographically, we made minor changes to our portfolio weightings this quarter. As a result, the U.K. decreased to approximately 9% of the portfolio, while North America and the rest of Europe increased to approximately 52% and 29%, respectively. The remaining 10%, excluding cash, was invested in Japan.

Our currency hedges performed well, adding 0.8% to performance for the quarter. Due to the strengthening U.S. dollar relative to other world currencies, we decreased the weighting of our Swiss franc hedges from approximately 50% to 10%, our Japanese yen hedges from 20% to 15%, and completely eliminated our euro hedge.

While some uncertainty remains regarding the global economic crisis, we remain confident in our valuation approach and believe the Fund is well positioned to benefit our shareholders in the long-run. As always, we thank you for your continued patience and support!

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

March 31, 2009

OAKMARK GLOBAL SELECT FUND

THE OAKMARK GLOBAL SELECT FUND

Global Diversification—March 31, 2009 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.6%
Apparel, Accessories & Luxury Goods—5.0%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer and Retailer of Luxury Goods	587,500	$9,176,623
Broadcasting—6.3%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	1,462,000	$11,462,180
Cable & Satellite—11.5%
Liberty Media Corp. - Entertainment (United States) (a)	Television & On-line Media Holdings	625,000	$12,468,750
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	1,347,000	8,378,440
			20,847,190
Computer & Electronics Retail—7.2%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	345,000	$13,096,200
Movies & Entertainment—8.1%
Viacom, Inc., Class B (United States) (a)	Publishing Company	514,000	$8,933,320
Time Warner, Inc. (United States)	Filmed Entertainment & Television Networks	303,333	5,854,327
			14,787,647
Asset Management & Custody Banks—4.1%
Schroders PLC (United Kingdom)	International Asset Management	657,000	$7,456,729
Consumer Finance—1.7%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	245,000	$2,998,800
Diversified Capital Markets—6.6%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	396,800	$12,082,130

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.6% (cont.)
Investment Banking & Brokerage—5.2%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	2,173,000	$9,395,807
Other Diversified Financial Services—1.3%
Bank of America Corp. (United States)	Banking & Financial Services	350,000	$2,387,000
Pharmaceuticals—9.7%
Bristol-Myers Squibb Co. (United States)	Health & Personal Care	405,000	$8,877,600
Schering-Plough Corp. (United States)	Pharmaceuticals	370,000	8,713,500
			17,591,100
Human Resource & Employment Services—5.0%
Adecco SA (Switzerland)	Temporary Employment Services	288,900	$9,030,187
Application Software—4.3%
SAP AG (Germany)	Develops Business Software	221,000	$7,833,798
Computer Hardware—3.8%
Dell, Inc. (United States) (a)	Technology Products & Services	738,000	$6,996,240
Semiconductors—14.8%
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	560,000	$9,245,600
Intel Corp. (United States)	Computer Component Manufacturer & Designer	592,000	8,909,600
Rohm Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	176,500	8,719,351
			26,874,551
Total Common Stocks (Cost: $251,113,262)			172,016,182

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—5.4%
Repurchase Agreement—5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.17% dated 3/31/2009 due 4/1/2009, repurchase price $9,886,822, collateralized by a Federal Home Loan Bank Note, with a rate of 1.620%, with a maturity of 12/30/2009, and with a market value plus accrued interest of $10,086,000	$9,886,775	$9,886,775
Total Repurchase Agreement (Cost: $9,886,775)		9,886,775
Total Short Term Investment (Cost: $9,886,775)		9,886,775
Total Investments (Cost: $261,000,037)—100.0%		$181,902,957
Other Assets In Excess of Liabilities—0.0%		36,102
Total Net Assets—100%		$181,939,059

(a)  Non income-producing security.

See accompanying Notes to Financial Statements.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

In a quarter that exemplified further extreme volatility, we remain very optimistic about the positioning of The Oakmark International Funds. Both Funds outperformed the MSCI World ex U.S. Index21; in fact, Oakmark International did so significantly. However, both Funds produced a negative rate of return.

In January, global equity markets opened strongly, but the rally did not last. Through February and early March global markets were hammered and slightly recovered in Mid-March. Although some might speculate about why the markets behaved so poorly from mid-January to mid-March, we focus on finding new investment opportunities. So much has happened—in terms of both fiscal and monetary policy initiatives—that it is actually hard to keep track. It also seems that the Europeans outside the U.K. are not in agreement with the U.S. about the need for large stimulus spending. Who would have thought that France would be more concerned about deficit spending than the U.S.?

Despite the fogginess of recession, we remain optimistic about the global economy over the medium to long term. Though it is right to be concerned about future U.S. competitiveness due to some of the new administration's proposals ("card check," high tax rates, cap and trade, etc.), the strength of the emerging markets adds a new dimension compared to former global slowdowns. China, Brazil, India and Vietnam are still projected to grow over the next 12 to 18 months. Also, unlike 20 years ago, these countries now contribute significantly to global consumption and growth. Today, China is the third largest economy in the world, challenging Japan to become the second largest economy. Recall that this is all that the commodity bubble's "super cycle" was based on a few years ago.

There is no doubt that this global economic slowdown is painful. The average rate of growth has been between 4-5% over the last 3 years. In 2009, we will be lucky to achieve a 1-2% rate for the world. Of course, the ugliest implication of slow or no growth is the increased unemployment and the social strain that it causes. However, one can hope that some good will come of what we are experiencing. Remember, the Asia crisis of 1997-1998—which was every bit as severe as this one but only on a more local level—resulted in permanent reforms that have enabled that region to weather the current storm much better than most. Hopefully, today's downturn will have the same effect. If it results in better, smarter regulation, more responsible corporate decision-making and more realistic consumer spending and borrowing, then the pain we are suffering today is not all for naught.

From an investment perspective, we remain focused on "seizing the moment." We do believe the global economy will recover over the medium term, and we are using today's fear and fright to buy quality businesses at bargain-basement prices. We recognize that these situations are not common and remain poised to enthusiastically take advantage of today's fear in order to generate tomorrow's profits.

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com
oakex@oakmark.com

March 31, 2009

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/09) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX21 (UNAUDITED)

		Average Annual Total Returns (as of 3/31/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	-9.31%	-39.93%	-1.85%	4.55%	7.54%
MSCI World ex U.S.	-13.14%	-46.31%	-1.74%	-0.39%	4.06%
MSCI EAFE[22]	-13.94%	-46.51%	-2.18%	-0.84%	3.78%
Lipper International Fund Index[23]	-12.36%	-45.45%	-1.47%	0.67%	5.03%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.10%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund declined 9% for the quarter ended March 31, 2009, comparing favorably to the MSCI World ex U.S. Index, which lost 13%. More importantly, the Fund has returned an average of 8% per year since inception in September 1992, outperforming the MSCI World ex U.S. Index, which averaged 4% per year over the same period.

While Signet Jewelers, the world's largest jewelry store owner, was a significant detractor from Fund performance last quarter, it was a top contributor in the first quarter of '09, returning 32%. Signet has fared far better than its competitors in this difficult environment because it entered the downturn in a much stronger financial position. Since then, its management has also aggressively initiated cost-cutting programs. Three of Signet's largest competitors either filed for bankruptcy or liquidated in 2008. Compared to its peers, Signet has experienced a more moderate decline in sales. Although Signet reported a 16% decline in sales during the 2008 holiday season, sales at Zales were down 18%, and sales at other competitors such as Shane Co. and Tiffany & Co. were off 28-35%. Contrary to its peers, Signet has not relied heavily on discounts and promotions to move inventory, and it has actually managed to improve gross margins. Another positive for Signet during the quarter was the announcement that it renegotiated its borrowing facilities and loosened its debt covenant. Though we anticipate further weakness in the industry for 2009, we remain confident in Signet's management team, given its performance in this environment, and we believe that they will emerge from this downturn in an exceptionally competitive position.

Societe Television Francaise 1 (TF1), France's largest television broadcaster, was the Fund's largest detractor for the quarter, declining 46%. We can't ignore that this is a challenging environment for advertising and television programming; however, we believe the market has severely over-reacted, which in turn has created a unique investment opportunity. In the short term, as the market leader and premium provider, TF1 will likely suffer disproportionally through the advertising downturn. Longer term, however, TF1 will benefit from being the dominant player in television advertising and from having a leading media franchise in its market. Additionally, across the organization, dramatic

OAKMARK INTERNATIONAL FUND

shifts in management and culture have produced greater focus on margins and cash generation. The French government's continued media regulation reform should also benefit the business. From a valuation perspective, if you deduct the value of assets unrelated to the company's core business operations, TF1 is trading at just 5.5x trailing EBIT. While we recognize the cyclical nature of TF1's industry, we believe that the company's current valuations constitute an unwarranted discount compared to its peers in the television and radio industries and is priced significantly below the company's intrinsic value.

Portfolio Composition

We added three new names to the Fund during the quarter. These include two holdings that the Fund has owned before: EnCana Corporation, a Canadian based natural gas producer; and Nestle SA, a Swiss packaged food manufacturer. We also purchased Redecard SA, a Brazilian credit and debit card processor. No positions were eliminated during the quarter.

Geographically, we made minor adjustments to our portfolio weightings this quarter. We decreased Europe and the U.K. holdings to approximately 72% of investments, while we increased Latin and North America investments to roughly 9% of the portfolio, mainly due to increased weightings in Canada and our entrance into the Brazilian market. Our Pacific Rim exposure remained relatively unchanged at 19%, and the balance of the portfolio, excluding cash, was invested in the Middle East.

Our currency hedges performed well during the quarter, adding 1.2% to performance. Due to the strengthening U.S. dollar relative to currencies, we reduced our Swiss franc hedges from approximately 50% to 12%, our Japanese yen hedges from approximately 25% to 14%, and completely eliminated our euro hedge.

We are glad to have 2008 behind us, and although 2009 is proving to be another challenging year, we remain upbeat about the future of the global economy and are excited about the unique buying opportunities this market has created. Our long-term value approach continues to uncover high quality companies that trade at attractive prices that we believe will provide attractive returns for our shareholders in the future. Thanks for your continued support and confidence!

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

March 31, 2009

OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL FUND

Global Diversification—March 31, 2009 (Unaudited)

oakmark international fund

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.0%
Advertising—2.9%
Publicis Groupe (France)	Advertising & Media Services	2,605,200	$66,871,710
Apparel, Accessories & Luxury Goods—9.3%
Compagnie Financiere Richemont SA (Switzerland)	Manufacturer and Retailer of Luxury Goods	3,928,600	$61,363,883
LVMH Moet Hennessy Louis Vuitton SA (France)	Diversified Luxury Goods Conglomerate	862,500	54,190,438
Swatch Group AG, Bearer Shares (Switzerland)	Watch Manufacturer	427,500	51,639,506
Luxottica Group SpA (Italy)	Manufacturer and Retailer of Eyeglass Frames and Sunglasses	3,158,915	49,062,163
			216,255,990
Automobile Manufacturers—7.7%
Daimler AG Registered (Germany) (b)	Automobile Manufacturer	2,277,800	$57,741,518
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,650,300	52,017,336
Bayerische Motoren Werke (BMW) AG (Germany)	Luxury Automobile Manufacturer	1,761,800	51,004,451
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	770,400	18,017,639
			178,780,944
Broadcasting—6.5%
Grupo Televisa SA (Mexico) (c)	Television Production & Broadcasting	4,285,800	$58,458,312
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	7,127,000	55,876,168
Gestevision Telecinco SA (Spain)	Television Production & Broadcasting	5,340,895	37,040,665
			151,375,145
Cable & Satellite—2.4%
British Sky Broadcasting Group PLC (United Kingdom)	Television Production & Broadcasting	8,756,100	$54,463,594

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.0% (cont.)
Publishing—2.2%
Thomson Reuters PLC (Canada)	Electronic Information & Solutions Company	2,129,600	$47,668,240
Johnston Press PLC (United Kingdom)	Newspaper Publishing	26,926,703	2,553,825
			50,222,065
Specialty Stores—3.4%
Signet Jewelers, Ltd. (United Kingdom) (d)	Jewelry Retailer	6,834,400	$78,253,880
Distillers & Vintners—1.7%
Diageo PLC (United Kingdom)	Beverages, Wines, & Spirits Manufacturer	3,368,000	$38,008,199
Packaged Foods & Meats—0.9%
Nestle SA (Switzerland)	Food & Beverage Manufacturer	609,100	$20,590,501
Soft Drinks—1.5%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (c)	Beverage Company	1,410,900	$35,568,789
Oil & Gas Exploration & Production—1.5%
EnCana Corp. (Canada)	Develops, Produces, & Markets Natural Gas	882,300	$35,830,203
Asset Management & Custody Banks—2.4%
Schroders PLC (United Kingdom)	International Asset Management	4,854,100	$55,092,399
Diversified Banks—4.7%
BNP Paribas SA (France)	Commercial Bank	1,807,900	$74,749,490
Bank of Ireland (Ireland)	Commercial Bank	28,205,078	19,486,098
Lloyds Banking Group PLC (United Kingdom)	Commercial Bank	13,174,737	13,364,966
			107,600,554
Diversified Capital Markets—5.8%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	2,934,000	$89,337,117
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	4,755,000	44,696,916
			134,034,033

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.0% (cont.)
Investment Banking & Brokerage—3.7%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	19,761,800	$85,447,799
Multi-line Insurance—3.1%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	860,000	$72,280,621
Pharmaceuticals—3.2%
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	2,372,100	$37,014,232
Novartis AG (Switzerland)	Pharmaceuticals	948,000	35,877,923
			72,892,155
Building Products—3.8%
Assa Abloy AB, Series B (Sweden)	Develops, Designs, & Manufactures Security Locks	5,323,600	$49,871,913
Geberit AG, Registered Shares (Switzerland)	Building Products	408,500	36,712,246
			86,584,159
Human Resource & Employment Services—2.8%
Adecco SA (Switzerland)	Temporary Employment Services	2,041,100	$63,798,944
Industrial Machinery—0.5%
Kone OYJ (Finland)	Elevator & Escalator Modernization & Maintenance	576,200	$11,942,413
Marine—2.3%
Kuehne + Nagel International AG (Switzerland)	Sea, Land, & Rail Freight Transportation Businesses	919,900	$53,700,567
Railroads—0.6%
Canadian National Railway Co. (Canada)	Railroad Transportation	402,100	$14,254,445
Research & Consulting Services—3.3%
Experian Group, Ltd. (Ireland)	Credit and Marketing Services	7,178,000	$44,982,423
Meitec Corp. (Japan) (d)	Software Engineering Services	2,475,100	30,405,835
			75,388,258
Security & Alarm Services—1.9%
G4S PLC (United Kingdom)	Security Services	16,140,300	$44,905,123

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.0% (cont.)
Application Software—2.6%
SAP AG (Germany)	Develops Business Software	1,660,300	$58,852,733
Data Processing & Outsourced Services—0.2%
Redecard SA (Brazil)	Processes Credit & Debit Card Transactions	319,300	$3,860,918
Electronic Components—3.3%
OMRON Corp. (Japan)	Component, Equipment, & System Manufacturer	6,488,500	$75,841,739
Electronic Equipment & Instruments—0.2%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,237,700	$4,690,883
Office Electronics—2.6%
Canon, Inc. (Japan)	Computers & Information	2,132,700	$60,758,842
Semiconductor Equipment—1.5%
ASML Holding NV (Netherlands)	Develop, Produce and Market Semiconductor Manufacturing Equipment	2,008,800	$35,629,703
Semiconductors—4.1%
Rohm Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,280,300	$63,248,644
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	77,200	31,700,416
			94,949,060
Diversified Chemicals—2.0%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings, & Paints	1,255,300	$47,523,720
Specialty Chemicals—1.4%
Givaudan SA (Switzerland)	Manufactures and Markets Fragrances	62,100	$32,187,473
Total Common Stocks (Cost: $3,722,094,469)			2,218,437,561

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.2%
Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement, 0.17% dated 3/31/2009 due 4/1/2009, repurchase price $74,630,623, collateralized by a Federal Home Loan Bank Note, with a rate of 1.620%, with a maturity of 12/30/2009, and with a market value plus accrued interest of $76,124,085	$74,630,271	$74,630,271
Total Repurchase Agreement (Cost: $74,630,271)		74,630,271
Total Short Term Investment (Cost: $74,630,271)		74,630,271
Total Investments (Cost: $3,796,724,740)—99.2%		$2,293,067,832
Foreign Currencies (Cost: $811,703)—0.0%		$802,970
Other Assets In Excess of Liabilities—0.8%		18,441,132
Total Net Assets—100%		$2,312,311,934

(a)  Non income-producing security.

(b)  A portion of security out on loan.

(c)  Represents an American Depositary Receipt.

(d)  See note number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Chad M. Clark, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INT'L SMALL CAP FUND FROM 3/31/99 TO PRESENT (3/31/09) AS COMPARED TO MSCI WORLD EX U.S. SMALL CAP24 AND MSCI WORLD EX U.S.21 INDEXES (UNAUDITED)†

		Average Annual Total Returns (as of 3/31/09)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	-12.36%	-48.24%	-2.89%	5.39%	6.12%
MSCI World ex U.S. Small Cap	-8.91%	-49.40%	-3.27%	3.19%	N/A
MSCI World ex U.S.	-13.14%	-46.31%	-1.74%	-0.39%	2.34%
Lipper International Small Cap Index[25]	-9.99%	-49.68%	-1.12%	5.03%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/08 was 1.41%.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares redeemed within 90 days. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund declined 12% for the quarter ended March 31, 2009. This compares to the MSCI World ex U.S. Small Cap Index, which declined 9% and the MSCI World ex U.S. Index, which fell 13%. More importantly, since inception, your Fund has returned 6% annualized, compared to the MSCI World ex U.S. Index, which returned 2% for the same period.

Despite challenging conditions in the U.K. housing market, LSL Property Services, a leading provider of residential appraisal and brokerage services, was the Fund's top performing stock this quarter. One of the key reasons we originally purchased this investment—despite the expectation of a poor housing market—was the inherent stability of the group's appraisal operations. Any time a new mortgage is issued or an individual refinances, an appraisal of the property is necessary. Given that most mortgages in the U.K. are taken out on "teaser rates" to begin with, the underlying refinance market is reasonably strong irrespective of the overall housing environment. We believe that not only is LSL's model superior to its peers, but LSL's balance sheet is also in far better condition than many of its competitors. This has allowed the group to win substantial market share through the downturn as lenders look toward financially sound firms to generate their appraisals. LSL has also spent much time developing its somewhat counter-cyclical rental and repossession businesses. We believe that LSL will be one of the few groups to make it through the downturn without needing additional capital and that it is equally well positioned to benefit from any recovery in the U.K. housing market.

Our worst performing stock for the quarter was Sperian Protection, a French manufacturer of clothing used to protect people in hazardous work environments. There seems to be no specific factors that can be attributable to the stock decline except the overall market. In the face of the market downturn, Sperian has delivered the performance that we anticipated. Margins have contracted somewhat, but they remain consistent with management expectations. The decrease stems primarily from a Los Angeles court order that temporarily cancelled an important contract. The business generates strong cash flow, and short of a massive fall-off in its market, it isn't—and shouldn't become—highly leveraged.

OAKMARK INTERNATIONAL SMALL CAP FUND

Although Sperian could have a difficult year in 2009, we don't believe it warrants the stock's currently low valuation. The market continues to misunderstand and dramatically under-value this business. We believe Sperian is taking the right steps to adapt to the new environment by remaining focused on the strength of its business model—including innovation, being close to customers, and brand recognition—as well as being focused on continued expansion in emerging markets.

With valuations down dramatically we have begun to find an increasing number of interesting opportunities in emerging markets. Of the more than 350 companies that our team has visited overseas in the past six months, approximately 25% of them have been located in emerging markets, including South Korea, Turkey, China, Mexico and Brazil. Brazil, a market that hasn't been represented in the portfolio since 2000, now provides two of our new names: Amil Participacoes, the largest Managed Care Organization (MCO) in Brazil with approximately 7% market share and 3.2 million members; and Totvs, a Brazilian software solutions developer. Other new positions in the Fund include Bobst Group, a Swiss manufacturer of equipment for the folding carton and corrugated box packaging industry; Domino Printing, the U.K. firm specializing in ink jet, thermal and laser print technologies that we owned in the past; Exact Holding, a developer and marketer of business software in the Netherlands; and Fourlis Holdings, a Greek wholesaler of electronic appliances.

Geographically, the portfolio weightings have shifted slightly this quarter. As a result, Europe and the U.K. increased somewhat, ending the quarter at approximately 74% of investments; the Pacific Rim declined to 20% of the total portfolio; and, due to the addition of the new Brazilian holdings, Latin America increased to 2.5% of the portfolio.

We continue to hedge the Fund defensively, and the hedges performed well during the quarter, adding almost 1% to performance. At the recent quarter end, approximately 7% of the Fund's Swiss franc and 16% of the Fund's Japanese yen exposures were hedged.

As always, we thank you for your continued confidence and support.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com	Chad M. Clark, CFA Portfolio Manager oakex@oakmark.com

March 31, 2009

† Prior to January 1, 2009, the Fund's primary benchmark was the MSCI World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S., in proportion to world stock market capitalization. The Fund changed its primary benchmark because the MSCI World ex U.S. Small Cap Index reached its tenth anniversary on December 31, 2008 and now provides an historical perspective to make a more meaningful comparison given the small cap focus of the Fund.

OAKMARK INTERNATIONAL SMALL CAP FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—March 31, 2009 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2009 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—94.9%
Advertising—2.0%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	453,400	$7,539,490
Apparel, Accessories & Luxury Goods—2.7%
Bulgari SpA (Italy) (a)	Jewelry Manufacturer & Retailer	2,324,400	$10,221,935
Automotive Retail—1.0%
USS Co., Ltd. (Japan)	Used Car Auction Facility Manager	87,700	$3,809,769
Broadcasting—8.2%
Media Prima Berhad (Malaysia) (b)	Film Producer & Sports Promoter	43,674,800	$11,680,957
M6 Metropole Television (France)	Television Entertainment Channel Owner & Operator	656,000	10,711,492
Ten Network Holdings, Ltd. (Australia)	Operates Commercial Television Stations	16,097,600	8,730,902
			31,123,351
Home Furnishing Retail—2.5%
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	936,070	$9,380,947
Fourlis Holdings SA (Greece)	Wholesales Electric & Electronic Appliances	5,700	52,102
			9,433,049
Home Improvement Retail—2.6%
Carpetright PLC (United Kingdom)	Carpet Retailer	1,672,533	$9,917,313
Movies & Entertainment—1.0%
CTS Eventim AG (Germany)	Entertainment Tickets Producer & Distributor	134,700	$3,919,277
Photographic Products—1.7%
Vitec Group PLC (United Kingdom) (b)	Photo Equipment & Supplies	2,812,479	$6,295,357
Publishing—1.0%
Tamedia AG (Switzerland)	TV Broadcasting & Publishing	98,151	$3,681,848
Specialty Stores—0.7%
JJB Sports PLC (United Kingdom) (b)	Sportswear & Sports Equipment Retailer	15,670,600	$2,529,558

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Textiles—1.3%
Chargeurs SA (France) (b)	Wool, Textile Production & Trading	772,682	$4,927,609
Household Products—0.2%
Kimberly-Clark de Mexico S.A.B. de C.V. (Mexico)	Hygiene Products Manufacturer, Marketer & Distributor	250,000	$809,566
Packaged Foods & Meats—1.8%
Alaska Milk Corp. (Philippines) (b)	Milk Producer	56,360,000	$4,373,512
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	83,380	2,528,676
			6,902,188
Soft Drinks—2.2%
Britvic PLC (United Kingdom)	Soft Drink Manufacturer & Marketer	2,528,600	$8,199,645
Asset Management & Custody Banks—6.2%
Julius Baer Holding AG (Switzerland)	Asset Management	560,100	$13,777,387
MLP AG (Germany)	Asset Management	906,700	9,516,669
			23,294,056
Investment Banking & Brokerage—2.2%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	1,977,500	$8,450,599
D. Carnegie & Co. AB (Sweden) (c)	Diversified Financials Services	2,314,000	0
			8,450,599
Life & Health Insurance—0.5%
Amil Participacoes SA (Brazil)	Provides Health Insurance & Related Services	694,400	$1,894,839
Real Estate Services—4.2%
LSL Property Services PLC (United Kingdom) (a) (b)	Residential Property Service Provider	10,362,200	$15,723,123
Life Sciences Tools & Services—1.5%
MDS, Inc. (Canada) (a)	Products & Services for Medical Product Manufacturing	1,184,000	$5,550,000

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Air Freight & Logistics—4.8%
Freightways, Ltd. (New Zealand) (b)	Express Package Services	5,397,300	$9,083,523
Panalpina Welttransport Holding AG (Switzerland)	Freight Shipping & Supply Chain Management Services	184,800	9,075,217
			18,158,740
Airport Services—3.8%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	8,580,900	$10,157,651
Grupo Aeroportuario del Pacifico SAB de CV (Mexico) (d)	Operates & Maintains Airports	222,300	4,056,975
			14,214,626
Building Products—1.1%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	27,986	$4,302,512
Human Resource & Employment Services—6.1%
Pasona Group, Inc. (Japan) (b)	Placement Service Provider	23,842	$10,561,920
Michael Page International PLC (United Kingdom)	Recruitment Consultancy Services	3,191,000	8,413,189
Robert Walters PLC (United Kingdom)	International Recruitment Company	3,787,900	4,171,415
			23,146,524
Industrial Conglomerates—5.7%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	395,000	$13,440,051
Tomkins PLC (United Kingdom)	International Manufacturing	4,725,000	8,220,345
			21,660,396
Industrial Machinery—9.1%
Interpump Group SpA (Italy)	Pump & Piston Manufacturer	2,900,700	$10,578,873
Duerr AG (Germany)	Automotive Industry Machinery Manufacturer	691,800	9,007,430
IMI PLC (United Kingdom)	Manufactures Merchandise Displays, Ventilation & Air Conditioning Equipment	2,151,000	8,371,757

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Industrial Machinery—9.1% (cont.)
Schindler Holding AG (Switzerland)	Manufactures & Installs Elevators, Escalators, & Moving Walkways Internationally	95,100	$4,490,578
Bobst Group AG (Switzerland)	Manufactures Printing Presses & Packaging Producing Machinery	84,600	1,727,972
			34,176,610
Office Services & Supplies—2.3%
Sperian Protection (France)	Manufactures Protection Equipment For People In Hazardous Work Environments	279,500	$8,518,624
Research & Consulting Services—0.5%
Cision AB (Sweden)	Business & Communication Intelligence	3,139,100	$1,837,004
Application Software—0.3%
Exact Holding N.V. (Netherlands)	Develops & Markets Business Software	61,215	$1,227,273
Communications Equipment—0.2%
Raymarine PLC (United Kingdom) (b)	Leisure Marine Electronics Products	4,093,379	$822,274
Computer Hardware—2.2%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	187,800	$8,510,823
Electronic Components—0.4%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	16,400	$1,567,349
Electronic Equipment & Instruments—1.7%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	1,395,300	$5,288,187
Domino Printing Sciences PLC (United Kingdom)	Printing Equipment	361,590	975,395
			6,263,582
IT Consulting & Other Services—3.0%
Atea ASA (Norway) (a)	Management & IT Consulting Services	4,606,000	$11,171,959

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—94.9% (cont.)
Office Electronics—2.8%
Neopost SA (France)	Mailroom Equipment Supplier	118,000	$9,156,432
Boewe Systec AG (Germany)	Automated Paper Management Systems Producer	285,039	1,439,071
			10,595,503
Systems Software—1.0%
Totvs SA (Brazil)	Develops & Markets Software Solutions	129,000	$2,266,085
Monitise PLC (United Kingdom) (a) (b)	Mobile Banking Service Solutions	27,236,288	1,416,649
			3,682,734
Construction Materials—2.7%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	478,300	$10,167,510
Specialty Chemicals—3.7%
Symrise AG (Germany)	Diversified Chemical Manufacturer	770,500	$9,121,045
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	304,300	4,706,605
			13,827,650
Total Common Stocks (Cost: $805,277,108)			358,074,265

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—March 31, 2009 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.9%
Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement, 0.17% dated 3/31/2009 due 4/1/2009, repurchase price $14,448,909, collateralized by a Federal National Mortgage Association Bond, with a rate of 3.250%, with a maturity of 4/29/2011, and with a market value plus accrued interest of $14,740,706	$14,448,841	$14,448,841
Total Repurchase Agreement (Cost: $14,448,841)		14,448,841
Total Short Term Investment (Cost: $14,448,841)		14,448,841
Total Investments (Cost: $819,725,949)—98.8%		$372,523,106
Foreign Currencies (Cost: $369,565)—0.1%		$372,335
Other Assets In Excess of Liabilities—1.1%		4,308,570
Total Net Assets—100%		$377,204,011

(a)  Non income-producing security.

(b)  See note number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

(c)  Market value is determined in good faith in accordance with procedures established by the Board of Trustees.

(d)  Represents an American Depositary Receipt.

See accompanying Notes to Financial Statements.

OAKMARK INTERNATIONAL SMALL CAP FUND

(This page has been intentionally left blank.)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Assets and Liabilities—March 31, 2009 (Unaudited)

		Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund
Assets
Investments in unaffiliated securities, at value	(a)	$2,172,280,227	$1,589,030,083	$11,706,977,391
Investments in affiliated securities, at value	(b)	0	0	390,444,000
Cash		0	0	10,000
Foreign currency, at value	(c)	0	0	0
Receivable for:
Securities sold		5,509,334	23,379,476	0
Fund shares sold		11,748,225	2,085,364	50,953,136
Dividends and interest (Net of foreign tax withheld)		3,773,547	970,801	46,481,437
Foreign currency exchange contracts		0	0	0
Tax reclaim		442,158	0	938,803
Total receivables		21,473,264	26,435,641	98,373,376
Other assets		49,464	42,618	120,723
Total assets		$2,193,802,955	$1,615,508,342	$12,195,925,490
Liabilities and Net Assets
Payable for:
Securities purchased		$12,818,157	$674,325	$126,171,673
Fund shares redeemed		3,797,737	4,678,803	33,234,848
Foreign currency exchange contracts		0	0	0
Investment advisory fee		52,290	39,172	222,470
Other shareholder servicing fees		406,076	253,947	2,024,253
Transfer and dividend disbursing agent fees		335,162	231,074	309,391
Trustee fees		929	624	1,248
Deferred trustee compensation		634,993	559,114	546,804
Other		546,166	519,161	1,545,464
Total liabilities		18,591,510	6,956,220	164,056,151
Net assets applicable to Fund shares outstanding		$2,175,211,445	$1,608,552,122	$12,031,869,339
Analysis of Net Assets
Paid in capital		$2,713,123,400	$2,181,290,292	$13,453,345,155
Accumulated undistributed net realized gain (loss) on investments, forward contracts, options, short sales and foreign currency transactions		(204,254,760)	(276,089,444)	(836,522,967)
Net unrealized appreciation (depreciation) on investments and foreign currencies		(340,389,383)	(298,430,561)	(584,520,502)
Net unrealized appreciation (depreciation)—other		(44,689)	0	(137,065)
Accumulated undistributed net investment income		6,776,877	1,781,835	(295,282)
Net assets applicable to Fund shares outstanding		$2,175,211,445	$1,608,552,122	$12,031,869,339
Price of Shares
Net asset value per share: Class I		$23.28	$14.98	$20.26
Class I—Net assets		$2,168,872,224	$1,602,987,315	$11,140,794,252
Class I—Shares outstanding (Unlimited shares authorized)		93,175,480	107,024,992	549,957,279
Net asset value per share: Class II		$23.30	$15.00	$20.17
Class II—Net assets		$6,339,221	$5,564,807	$891,075,087
Class II—Shares outstanding (Unlimited shares authorized)		272,028	370,944	44,184,059
(a) Identified cost of investments in unaffiliated securities		$2,512,660,073	$1,887,460,644	$12,175,720,234
(b) Identified cost of investments in affiliated securities		0	0	506,221,659
(c) Identified cost of foreign currency		0	0	0

THE OAKMARK FUNDS

	Oakmark Global Fund	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Assets
Investments in unaffiliated securities, at value	$1,126,066,599	$181,902,957	$2,184,408,117	$314,192,146
Investments in affiliated securities, at value	0	0	108,659,715	58,330,960
Cash	0	0	0	0
Foreign currency, at value	0	0	802,970	372,335
Receivable for:
Securities sold	0	2,677,528	18,038,520	1,264,012
Fund shares sold	2,399,264	550,838	3,855,742	1,368,977
Dividends and interest (Net of foreign tax withheld)	2,103,495	432,613	7,746,829	1,122,255
Foreign currency exchange contracts	12,340	0	0	46,642
Tax reclaim	4,669,765	417,119	12,763,998	1,285,936
Total receivables	9,184,864	4,078,098	42,405,089	5,087,822
Other assets	38,851	27,276	51,196	30,059
Total assets	$1,135,290,314	$186,008,331	$2,336,327,087	$378,013,322
Liabilities and Net Assets
Payable for:
Securities purchased	$0	$3,648,062	$13,264,061	$74,322
Fund shares redeemed	684,220	190,835	8,450,298	221,436
Foreign currency exchange contracts	0	26,355	366,702	0
Investment advisory fee	29,268	4,415	57,202	12,284
Other shareholder servicing fees	172,032	16,206	549,836	37,466
Transfer and dividend disbursing agent fees	131,908	45,003	179,816	43,351
Trustee fees	185	55	69	49
Deferred trustee compensation	264,983	8,343	400,324	253,556
Other	333,972	129,998	746,845	166,847
Total liabilities	1,616,568	4,069,272	24,015,153	809,311
Net assets applicable to Fund shares outstanding	$1,133,673,746	$181,939,059	$2,312,311,934	$377,204,011
Analysis of Net Assets
Paid in capital	$1,932,557,992	$325,345,908	$4,622,653,443	$909,985,274
Accumulated undistributed net realized gain (loss) on investments, forward contracts, options, short sales and foreign currency transactions	(157,953,593)	(64,787,192)	(813,600,353)	(86,646,997)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(644,612,076)	(79,121,548)	(1,503,978,992)	(447,158,201)
Net unrealized appreciation (depreciation)—other	(119,691)	(20,106)	(293,670)	77,330
Accumulated undistributed net investment income	3,801,114	521,997	7,531,506	946,605
Net assets applicable to Fund shares outstanding	$1,133,673,746	$181,939,059	$2,312,311,934	$377,204,011
Price of Shares
Net asset value per share: Class I	$12.09	$6.25	$9.84	$6.31
Class I—Net assets	$1,098,260,980	$181,939,059	$2,244,414,901	$376,988,733
Class I—Shares outstanding (Unlimited shares authorized)	90,834,689	29,103,314	228,149,601	59,744,390
Net asset value per share: Class II	$11.88	$0	$9.93	$6.31
Class II—Net assets	$35,412,766	$0	$67,897,033	$215,278
Class II—Shares outstanding (Unlimited shares authorized)	2,980,519	0	6,835,026	34,129
(a) Identified cost of investments in unaffiliated securities	$1,770,691,015	$261,000,037	$3,551,025,553	$617,345,949
(b) Identified cost of investments in affiliated securities	0	0	245,699,187	202,380,000
(c) Identified cost of foreign currency	0	0	811,703	369,565

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Operations—March 31, 2009 (Unaudited)

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund
Investment Income:
Dividends from unaffiliated securities	$32,943,588	$20,399,605	$61,262,221	$8,564,322
Dividends from affiliated securities	0	0	790,000	0
Interest Income	120,767	98,949	59,740,577	31,780
Security lending income	0	0	0	13,272
Other income	153,786	74,289	91,645	6,840
Foreign taxes withheld	0	0	(876,000)	(307,742)
Total investment income	33,218,141	20,572,843	121,008,443	8,308,472
Expenses:
Investment advisory fee	12,778,982	9,094,492	44,318,581	7,312,246
Transfer and dividend disbursing agent fees	646,664	416,961	617,594	248,797
Other shareholder servicing fees	1,607,638	1,028,174	6,265,092	615,406
Service Fee—Class II	10,357	8,362	1,136,943	48,853
Reports to shareholders	601,985	517,978	876,829	206,271
Custody and accounting fees	166,989	109,050	736,740	249,520
Other	52,235	20,999	805,037	158,333
Total expenses	15,864,850	11,196,016	54,756,816	8,839,426
Net expenses	15,864,850	11,196,016	54,756,816	8,839,426
Net Investment Income (loss):	17,353,291	9,376,827	66,251,627	(530,954)
Net realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) on unaffiliated securities	(204,211,842)	(8,530,068)	(848,124,853)	(135,926,336)
Net realized gain (loss) on affiliated securities	0	0	(46,612,459)	0
Net realized gain (loss) on foreign currency transactions	(280,724)	0	(3,184,523)	60,598,370
Net change in unrealized depreciation of investments and foreign currencies	(890,367,891)	(648,306,134)	(1,649,291,769)	(599,836,058)
Net change in unrealized appreciation (depreciation)—other	(28,189)	0	(41,336)	1,739,210
Net realized and unrealized loss on investments and foreign currency transactions:	(1,094,888,646)	(656,836,202)	(2,547,254,940)	(673,424,814)
Net decrease in net assets resulting from operations	$(1,077,535,355)	$(647,459,375)	$(2,481,003,313)	$(673,955,768)

THE OAKMARK FUNDS

	Oakmark Global Select Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Investment Income:
Dividends from unaffiliated securities	$1,969,528	$18,342,748	$4,812,154
Dividends from affiliated securities	0	691,432	593,587
Interest Income	8,832	76,072	20,847
Security lending income	0	376,096	0
Other income	0	1,398	0
Foreign taxes withheld	(17,550)	(1,225,872)	(345,673)
Total investment income	1,960,810	18,261,874	5,080,915
Expenses:
Investment advisory fee	961,176	13,797,869	2,845,099
Transfer and dividend disbursing agent fees	78,823	346,631	76,456
Other shareholder servicing fees	85,304	1,296,439	269,265
Service Fee—Class II	0	15,410	246
Reports to shareholders	85,572	393,912	75,300
Custody and accounting fees	60,165	528,255	155,747
Other	195,147	33,870	117,897
Total expenses	1,466,187	16,412,386	3,540,010
Net expenses	1,466,187	16,412,386	3,540,010
Net Investment Income (loss):	494,623	1,849,488	1,540,905
Net realized and unrealized gain (loss) on investments and foreign currency transactions:
Net realized gain (loss) on unaffiliated securities	(21,491,688)	(639,220,000)	(54,815,322)
Net realized gain (loss) on affiliated securities	0	(100,001)	(9,774,652)
Net realized gain (loss) on foreign currency transactions	6,059,421	200,280,130	30,004,876
Net change in unrealized depreciation of investments and foreign currencies	(30,771,160)	(649,259,215)	(204,494,437)
Net change in unrealized appreciation (depreciation)—other	96,519	572,530	158,578
Net realized and unrealized loss on investments and foreign currency transactions:	(46,106,908)	(1,087,726,556)	(238,920,957)
Net decrease in net assets resulting from operations	$(45,612,285)	$(1,085,877,068)	$(237,380,052)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets—March 31, 2009

	Oakmark Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
From Operations:
Net investment income	$17,353,291	$51,813,927
Net realized gain (loss) on investments	(204,211,842)	137,304,734
Net realized gain (loss) on foreign currency transactions	(280,724)	(1,701)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(890,367,891)	(1,115,666,009)
Net change in unrealized appreciation (depreciation)—other	(28,189)	(40,409)
Net decrease in net assets from operations	(1,077,535,355)	(926,589,458)
Distributions to shareholders from:
Net investment income—Class I	(42,726,218)	(63,360,741)
Net investment income—Class II	(75,879)	(183,226)
Net realized gain—Class I	(93,416,024)	(390,074,654)
Net realized gain—Class II	(288,563)	(1,912,176)
Total distributions to shareholders	(136,506,684)	(455,530,797)
From Fund share transactions:
Proceeds from shares sold—Class I	345,131,962	506,525,729
Proceeds from shares sold—Class II	960,330	3,714,709
Reinvestment of distributions—Class I	130,743,183	430,870,683
Reinvestment of distributions—Class II	313,903	1,896,434
Payment for shares redeemed—Class I	(707,365,975)	(1,608,697,232)
Payment for shares redeemed—Class II	(3,373,708)	(15,906,999)
Redemption fees—Class I	344,918	222,124
Redemption fees—Class II	1,115	1,034
Net decrease in net assets from Fund share transactions	(233,244,272)	(681,373,518)
Total decrease in net assets	(1,447,286,311)	(2,063,493,773)
Net assets:
Beginning of period	3,622,497,756	5,685,991,529
End of period	$2,175,211,445	$3,622,497,756
Undistributed net investment income	$6,776,877	$36,894,100
Fund Share Transactions—Class I:
Shares sold	13,997,944	12,842,108
Shares issued in reinvestment of dividends	5,145,211	10,404,991
Less shares redeemed	(28,203,840)	(40,648,554)
Net decrease in shares outstanding	(9,060,685)	(17,401,455)
Fund Share Transactions—Class II:
Shares sold	39,379	94,005
Shares issued in reinvestment of dividends	12,339	45,918
Less shares redeemed	(133,254)	(404,846)
Net decrease in shares outstanding	(81,536)	(264,923)

THE OAKMARK FUNDS

	Oakmark Select Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
From Operations:
Net investment income	$9,376,827	$42,414,250
Net realized gain (loss) on investments	(8,530,068)	(244,888,582)
Net change in unrealized appreciation (depreciation) on investments	(648,306,134)	(1,164,736,462)
Net decrease in net assets from operations	(647,459,375)	(1,367,210,794)
Distributions to shareholders from:
Net investment income—Class I	(28,947,169)	(47,221,721)
Net investment income—Class II	(126,188)	(109,460)
Net realized gain—Class I	—	(453,949,363)
Net realized gain—Class II	—	(3,023,620)
Total distributions to shareholders	(29,073,357)	(504,304,164)
From Fund share transactions:
Proceeds from shares sold—Class I	132,422,492	434,582,524
Proceeds from shares sold—Class II	1,010,718	6,382,536
Reinvestment of distributions—Class I	27,928,206	475,037,841
Reinvestment of distributions—Class II	63,894	1,916,898
Payment for shares redeemed—Class I	(443,655,363)	(1,888,941,538)
Payment for shares redeemed—Class II	(7,041,673)	(17,433,503)
Redemption fees—Class I	318,786	388,517
Redemption fees—Class II	1,462	2,582
Net decrease in net assets from Fund share transactions	(288,951,478)	(988,064,143)
Total decrease in net assets	(965,484,210)	(2,859,579,101)
Net assets:
Beginning of period	2,574,036,332	5,433,615,433
End of period	$1,608,552,122	$2,574,036,332
Undistributed net investment income	$1,781,835	$25,275,328
Fund Share Transactions—Class I:
Shares sold	8,715,694	17,349,363
Shares issued in reinvestment of dividends	1,777,628	18,055,426
Less shares redeemed	(29,280,484)	(72,910,322)
Net decrease in shares outstanding	(18,787,162)	(37,505,533)
Fund Share Transactions—Class II:
Shares sold	65,518	252,902
Shares issued in reinvestment of dividends	4,065	72,941
Less shares redeemed	(444,832)	(683,111)
Net decrease in shares outstanding	(375,249)	(357,268)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets—March 31, 2009

	Oakmark Equity and Income Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
From Operations:
Net investment income	$66,251,627	$271,023,392
Net realized gain (loss) on investments	(894,737,312)	483,313,820
Net realized gain (loss) on foreign currency transactions	(3,184,523)	(2,296,321)
Net change in unrealized appreciation (depreciation) on investments	(1,649,291,769)	(1,376,779,294)
Net change in unrealized appreciation (depreciation)—other	(41,336)	(415,416)
Net decrease in net assets from operations	(2,481,003,313)	(625,153,819)
Distributions to shareholders from:
Net investment income—Class I	(196,387,842)	(267,024,200)
Net investment income—Class II	(12,072,914)	(16,634,567)
Net realized gain—Class I	(292,455,172)	(664,948,149)
Net realized gain—Class II	(23,185,484)	(48,763,636)
Total distributions to shareholders	(524,101,412)	(997,370,552)
From Fund share transactions:
Proceeds from shares sold—Class I	2,287,021,788	3,585,440,574
Proceeds from shares sold—Class II	255,412,734	445,155,517
Reinvestment of distributions—Class I	465,061,022	889,650,962
Reinvestment of distributions—Class II	30,396,980	54,888,687
Payment for shares redeemed—Class I	(2,084,934,528)	(2,190,825,510)
Payment for shares redeemed—Class II	(189,001,442)	(293,563,855)
Redemption fees—Class I	2,907	112,554
Redemption fees—Class II	232	8,242
Net increase in net assets from Fund share transactions	763,959,693	2,490,867,171
Total increase (decrease) in net assets	(2,241,145,032)	868,342,800
Net assets:
Beginning of period	14,273,014,371	13,404,671,571
End of period	$12,031,869,339	$14,273,014,371
Undistributed net investment income (loss)	$(295,282)	$217,855,622
Fund Share Transactions—Class I:
Shares sold	107,335,733	131,246,453
Shares issued in reinvestment of dividends	21,781,473	32,913,467
Less shares redeemed	(97,788,474)	(81,153,863)
Net increase in shares outstanding	31,328,732	83,006,057
Fund Share Transactions—Class II:
Shares sold	11,831,327	16,431,464
Shares issued in reinvestment of dividends	1,428,429	2,038,956
Less shares redeemed	(8,824,329)	(10,835,135)
Net increase in shares outstanding	4,435,427	7,635,285

THE OAKMARK FUNDS

	Oakmark Global Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
From Operations:
Net investment income (loss)	$(530,954)	$24,515,760
Net realized gain (loss) on investments	(135,926,336)	41,778,664
Net realized gain (loss) on foreign currency transactions	60,598,370	(11,186,522)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(599,836,058)	(695,307,787)
Net change in unrealized appreciation (depreciation)—other	1,739,210	(2,005,400)
Net decrease in net assets from operations	(673,955,768)	(642,205,285)
Distributions to shareholders from:
Net investment income—Class I	(64,681,154)	(3,870,141)
Net investment income—Class II	(1,812,855)	(32,286)
Net realized gain—Class I	(2,594,712)	(320,109,533)
Net realized gain—Class II	(83,374)	(9,616,102)
Total distributions to shareholders	(69,172,095)	(333,628,062)
From Fund share transactions:
Proceeds from shares sold—Class I	128,724,263	533,804,675
Proceeds from shares sold—Class II	2,570,235	5,683,298
Reinvestment of distributions—Class I	64,695,685	313,392,738
Reinvestment of distributions—Class II	1,830,946	9,333,596
Payment for shares redeemed—Class I	(320,304,043)	(958,997,589)
Payment for shares redeemed—Class II	(5,128,760)	(19,949,158)
Redemption fees—Class I	196,241	235,186
Redemption fees—Class II	6,162	6,748
Net decrease in net assets from Fund share transactions	(127,409,271)	(116,490,506)
Total decrease in net assets	(870,537,134)	(1,092,323,853)
Net assets:
Beginning of period	2,004,210,880	3,096,534,733
End of period	$1,133,673,746	$2,004,210,880
Undistributed net investment income	$3,801,114	$17,630,590
Fund Share Transactions—Class I:
Shares sold	9,214,076	23,088,428
Shares issued in reinvestment of dividends	4,715,429	12,822,943
Less shares redeemed	(23,289,060)	(42,758,112)
Net decrease in shares outstanding	(9,359,555)	(6,846,741)
Fund Share Transactions—Class II:
Shares sold	193,963	248,561
Shares issued in reinvestment of dividends	135,827	389,224
Less shares redeemed	(381,186)	(875,330)
Net decrease in shares outstanding	(51,396)	(237,545)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets—March 31, 2009

	Oakmark Global Select Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
From Operations:
Net investment income	$494,623	$4,135,149
Net realized gain (loss) on investments	(21,491,688)	(36,205,681)
Net realized gain (loss) on foreign currency transactions	6,059,421	45,993
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(30,771,160)	(56,222,021)
Net change in unrealized appreciation (depreciation)—other	96,519	(162,269)
Net decrease in net assets from operations	(45,612,285)	(88,408,829)
Distributions to shareholders from:
Net investment income—Class I	(10,153,265)	(725,540)
Net realized gain—Class I	—	(13,372,501)
Total distributions to shareholders	(10,153,265)	(14,098,041)
From Fund share transactions:
Proceeds from shares sold—Class I	45,451,264	152,328,234
Reinvestment of distributions—Class I	8,870,032	13,571,933
Payment for shares redeemed—Class I	(49,509,858)	(208,397,143)
Redemption fees—Class I	51,477	157,379
Net increase (decrease) in net assets from Fund share transactions	4,862,915	(42,339,597)
Total decrease in net assets	(50,902,635)	(144,846,467)
Net assets:
Beginning of period	232,841,694	377,688,161
End of period	$181,939,059	$232,841,694
Undistributed net investment income	$521,997	$5,201,770
Fund Share Transactions—Class I:
Shares sold	7,271,288	15,695,713
Shares issued in reinvestment of dividends	1,377,334	1,303,740
Less shares redeemed	(7,835,664)	(21,253,051)
Net increase (decrease) in shares outstanding	812,958	(4,253,598)

THE OAKMARK FUNDS

	Oakmark International Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
From Operations:
Net investment income	$1,849,488	$149,365,461
Net realized gain (loss) on investments	(639,320,001)	(27,112,283)
Net realized gain (loss) on foreign currency transactions	200,280,130	(4,453,599)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(649,259,215)	(2,181,656,978)
Net change in unrealized appreciation (depreciation)—other	572,530	(1,810,771)
Net decrease in net assets from operations	(1,085,877,068)	(2,065,668,170)
Distributions to shareholders from:
Net investment income—Class I	(299,543,444)	(51,882,590)
Net investment income—Class II	(7,710,397)	(959,117)
Net realized gain—Class I	(21,453,694)	(1,274,258,080)
Net realized gain—Class II	(657,046)	(85,876,351)
Total distributions to shareholders	(329,364,581)	(1,412,976,138)
From Fund share transactions:
Proceeds from shares sold—Class I	430,124,538	843,973,862
Proceeds from shares sold—Class II	15,350,110	154,989,608
Reinvestment of distributions—Class I	294,325,480	1,166,912,506
Reinvestment of distributions—Class II	4,861,449	62,134,167
Payment for shares redeemed—Class I	(862,419,748)	(3,432,270,289)
Payment for shares redeemed—Class II	(39,338,991)	(466,708,322)
Redemption fees—Class I	185,849	557,708
Redemption fees—Class II	7,047	36,364
Net decrease in net assets from Fund share transactions	(156,904,266)	(1,670,374,396)
Total decrease in net assets	(1,572,145,915)	(5,149,018,704)
Net assets:
Beginning of period	3,884,457,849	9,033,476,553
End of period	$2,312,311,934	$3,884,457,849
Undistributed net investment income	$7,531,506	$187,993,621
Fund Share Transactions—Class I:
Shares sold	38,725,192	41,879,271
Shares issued in reinvestment of dividends	27,252,147	54,991,164
Less shares redeemed	(76,738,998)	(175,636,861)
Net decrease in shares outstanding	(10,761,659)	(78,766,426)
Fund Share Transactions—Class II:
Shares sold	1,407,677	7,714,499
Shares issued in reinvestment of dividends	447,235	2,948,940
Less shares redeemed	(3,434,624)	(24,543,341)
Net decrease in shares outstanding	(1,579,712)	(13,879,902)

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Statements of Changes in Net Assets—March 31, 2009

	Oakmark International Small Cap Fund
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
From Operations:
Net investment income	$1,540,905	$19,984,041
Net realized gain (loss) on investments	(64,589,974)	9,870,657
Net realized gain (loss) on foreign currency transactions	30,004,876	(774,440)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(204,494,437)	(380,342,817)
Net change in unrealized appreciation (depreciation)—other	158,578	(173,259)
Net decrease in net assets from operations	(237,380,052)	(351,435,818)
Distributions to shareholders from:
Net investment income—Class I	(47,097,712)	(8,925,646)
Net investment income—Class II	(24,604)	(4,217)
Net realized gain—Class I	(6,559,210)	(278,426,262)
Net realized gain—Class II	(3,537)	(164,501)
Total distributions to shareholders	(53,685,063)	(287,520,626)
From Fund share transactions:
Proceeds from shares sold—Class I	112,657,270	286,377,418
Proceeds from shares sold—Class II	84,301	142,977
Reinvestment of distributions—Class I	51,693,806	274,317,138
Reinvestment of distributions—Class II	17,043	93,759
Payment for shares redeemed—Class I	(160,100,903)	(585,285,695)
Payment for shares redeemed—Class II	(35,754)	(541,602)
Redemption fees—Class I	113,872	223,596
Redemption fees—Class II	58	138
Net increase (decrease) in net assets from Fund share transactions	4,429,693	(24,672,271)
Total decrease in net assets	(286,635,422)	(663,628,715)
Net assets:
Beginning of period	663,839,433	1,327,468,148
End of period	$377,204,011	$663,839,433
Undistributed net investment income	$946,605	$23,572,192
Fund Share Transactions—Class I:
Shares sold	15,442,895	19,764,158
Shares issued in reinvestment of dividends	7,199,694	17,778,168
Less shares redeemed	(21,330,268)	(36,305,356)
Net increase in shares outstanding	1,312,321	1,236,970
Fund Share Transactions—Class II:
Shares sold	11,107	9,539
Shares issued in reinvestment of dividends	2,374	6,080
Less shares redeemed	(4,236)	(31,659)
Net increase (decrease) in shares outstanding	9,245	(16,040)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of Oakmark Fund ("Oakmark"), Oakmark Select Fund ("Select"), Oakmark Equity and Income Fund ("Equity and Income"), Oakmark Global Fund ("Global"), Oakmark Global Select Fund ("Global Select"), Oakmark International Fund ("International"), and Oakmark International Small Cap Fund ("Int'l Small Cap"), collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, organized on February 1, 1991, which is registered as an open-end investment company under the Investment Company Act of 1940. Each Fund other than Select and Global Select is diversified. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions. These financial statements contain all adjustments which are, in the opinion of management, necessary to a fair statement of the interim period presented. Such adjustments are normal and recurring in nature.

Class disclosure—

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of up to 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to a third-party administrator for performing the services associated with the administration of such retirement plans. Class I Shares do not have an associated service fee.

Income, realized and unrealized capital gains and losses, and expenses of the Funds not directly attributable to a specific class of shares are allocated to each class pro rata based on the relative net assets of each class. Transfer and dividend disbursing agent fees and other shareholder servicing fees are attributed to each class.

Redemption fees—

Each Fund (except Equity and Income ) imposes a short-term trading fee on redemptions of shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. The "first-in, first-out" ("FIFO") method is used to determine the holding period.

Security valuation—

The Funds' share prices or net asset values ("NAVs") are calculated as of the close of regular session trading (usually 4:00 pm Eastern time) on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for trading. Equity securities principally traded on securities exchanges in the United States and over-the-counter securities are valued at the last sales price or the official closing price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Equity securities principally traded on securities exchanges outside the United States shall be valued, depending on local convention or regulation, at the last sales price, the last bid or asked price, the mean between the last bid and asked prices, or the official closing price, or shall be based on a pricing composite as of the close of the regular trading hours on the appropriate exchange or other designated time. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis, which approximates value. Options are valued at the last reported sales price on the day of valuation or, lacking any reported sale price on the valuation date, at the mean of the most recent bid and asked quotations or, if the mean is not available, at the most recent bid quotation.

Securities for which quotations are not readily available or securities that may have been affected by a significant event occurring between the close of a foreign market and the close of the NYSE are valued at fair values, determined by or under the direction of the pricing committee established by the Board of Trustees. A significant event may include the performance of U.S. markets since the close of foreign markets. The Funds may use a systematic fair valuation model provided by an independent third party to value foreign securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. At March 31, 2009, Equity and Income and Int'l Small Cap held securities for which market quotations were not readily available and were valued by the pricing committee at a fair value determined in good faith in accordance with procedures established by the Board of Trustees.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective October 1, 2008. Under SFAS 157, various inputs are used in determining the value of each Fund's investments. These inputs are prioritized into three broad levels as follows:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, and others)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from independent sources, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing each Fund's assets:

	Valuation Inputs
	Level 1—Quoted Prices		Level 2—Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Oakmark	$2,035,811,820		$136,468,407	$—	$2,172,280,227
Select	1,512,665,745		76,364,338	—	1,589,030,083
Equity and Income	5,555,257,704		6,542,163,687	—	12,097,421,391
Global	1,085,592,510	*	40,486,429	—	1,126,078,939
Global Select	171,989,827	*	9,886,775	—	181,876,602
International	2,218,070,859	*	74,630,271	—	2,292,701,130
Int'l Small Cap+	358,120,907	*	14,448,841	—	372,569,748

*  Includes forward foreign currency contracts.

+  On September 30, 2008, Int'l Small Cap did not hold any securities classified as Level 3, and for the 6-month period ending March 31, 2009, the Fund had no purchases or sales of Level 3 securities. During the 6-month period ending March 31, 2009, a security was transferred into the Level 3 category with a market value of zero and remained at that value on March 31, 2009.

Foreign currency translations—

Certain Funds invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at current exchange rates obtained by a recognized bank, dealer, or independent pricing service on the day of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions. Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rates.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gains and losses from securities.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities, at quarter end resulting from changes in exchange rates.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

At March 31, 2009, net unrealized appreciation (depreciation) - other included the following components:

	Oakmark	Equity and Income	Global	Global Select	International	Int'l Small Cap
Unrealized appreciation (depreciation) on interest, dividends and tax reclaims receivable	$(48,419)	$(137,065)	$(119,691)	$(18,490)	$(260,837)	$74,145
Unrealized appreciation (depreciation) on open securities purchases and sales	3,730	0	0	(1,616)	(32,833)	3,185
Net unrealized appreciation (depreciation) - Other	$(44,689)	$(137,065)	$(119,691)	$(20,106)	$(293,670)	$77,330

Forward foreign currency contracts—

The Funds' currency transactions are limited to transaction hedging and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. At March 31, 2009, Global, Global Select, International, and Int'l Small Cap held forward foreign currency contracts as follows:

Oakmark Global Fund

	Contract Amount	Settlement Date	Valuation at 3/31/09	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold: Japanese Yen	2,585,000,000	3/3/10	$26,320,535	$476,193
Swiss Franc	23,300,000	3/3/10	20,658,869	(463,853)
			$46,979,404	$12,340

Oakmark Global Select Fund

	Contract Amount	Settlement Date	Valuation at 3/31/09	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold: Japanese Yen	273,000,000	3/3/10	$2,779,693	$50,290
Swiss Franc	3,850,000	3/3/10	3,413,590	(76,645)
			$6,193,283	$(26,355)

Oakmark International Fund

	Contract Amount	Settlement Date	Valuation at 3/31/09	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold: Japanese Yen	5,250,000,000	3/3/10	$53,455,632	$967,124
Swiss Franc	67,000,000	3/3/10	59,405,332	(1,333,826)
			$112,860,964	$(366,702)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

Oakmark Int'l Small Cap Fund

	Contract Amount	Settlement Date	Valuation at 3/31/09	Unrealized Appreciation/ (Depreciation)
Foreign Currency Sold: Japanese Yen	572,000,000	3/3/10	$5,824,118	$105,370
Swiss Franc	2,950,000	3/3/10	2,615,608	(58,728)
			$8,439,726	$46,642

Security transactions and investment income—

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Net realized gains and losses on investments are determined by the specific identification method.

Short sales—

Each Fund may sell "short" a security it does not own in anticipation of a decline in the value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of the short sale. At March 31, 2009, none of the Funds had short sales.

Accounting for options—

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Fund do not give rise to counterparty credit risk, as they obligate the Fund, not its counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor its obligation under the contract.

At March 31, 2009, the Funds had no outstanding options.

Committed line of credit—

The Trust has an unsecured committed line of credit (the "Facility") with State Street Bank and Trust Company ("State Street") in the amount of $450 million. Borrowings under that arrangement bear interest at 0.75% above the greater of the Federal Funds Effective Rate or LIBOR, as defined in the credit agreement. To maintain the Facility, an annualized commitment fee of 0.125% on the unused portion is charged to the Trust as well as an annual renewal fee of 0.02% of the Facility amount. There were no borrowings outstanding under the arrangement at March 31, 2009.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

Expense offset arrangement—

State Street serves as custodian of the Funds. State Street's fee may be reduced by credits that are an earnings allowance calculated on the average daily cash balances each Fund maintains with State Street. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations. During the period ended March 31, 2009, none of the Funds received an expense offset credit.

Repurchase agreements—

Each Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price.

The Fund's custodian receives delivery of the underlying securities collateralizing repurchase agreements. It is the Funds' policy that the value of the collateral be at least equal to 102% of the repurchase price, including interest. Harris Associates L.P. ("the Adviser") is responsible for determining that the value of the collateral is at all times at least equal to 102% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

Security lending—

Each Fund, except Oakmark, may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and attempt to obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2009, Global and International had securities on loan with a value of $30,782,145 and $54,842,057 respectively, and held as collateral for the loans U.S. Treasury securities with a value of $32,323,792 and $57,588,685 respectively.

Restricted securities—

The following investments, the sales of which are restricted to qualified institutional buyers, have been valued according to the securities valuation procedures for debt obligations and money market instruments (as stated in the Security valuation section) since their acquisition dates. These securities are priced using market quotations and there are no unrestricted securities with the same maturity dates and yields for the issuer.

At March 31, 2009, Equity and Income held the following restricted securities:

Quantity	Security Name	Acquisition Date	Carrying Value	Cost	Value	Percentage of Net Assets
$3,000,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	6/27/2003	86.0358	100.68	2,581,074	0.02%
4,400,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/20/2003	86.0358	96.41	3,785,575	0.03%
300,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	8/21/2003	86.0358	96.79	258,107	0.00%
11,700,000	Sealed Air Corporation, 144A, 5.625% due 7/15/2013	4/6/2004	86.0358	103.31	10,066,189	0.08%
					16,690,945	0.13%

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

Federal income taxes—

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

The Funds implemented the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN48") "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits in the accompanying financial statements.

Recently issued accounting pronouncement—

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") "Disclosures about Derivative Instruments and Hedging Activities"—an amendment of FASB Statement No. 133 ("FAS 133")," which expands the disclosure requirements in FAS 133 about an entity's derivative instruments and hedging activities. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

Management is currently evaluating the impact the adoption of this accounting pronouncement will have on the Funds' financial statements and related disclosures.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with the Adviser. For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

Fund	Advisory Fees	Fund	Advisory Fees
Oakmark	1.00% up to $2 billion; 0.90% on the next $1 billion; 0.80% on the next $2 billion; 0.75% on the next $2.5 billion; 0.70% on the next $2.5 billion; and 0.65% over $10 billion	Global Global Select	1.00% up to $2 billion; 0.95% on the next $2 billion; 0.90% on the next $4 billion; and 0.875% over $8 billion 1.00% up to $2 billion; 0.95% on the next $1 billion;

Select	1.00% up to $1 billion;
0.95% on the next $500 million;
0.90% on the next $500 million;
0.85% on the next $500 million;
0.80% on the next $2.5 billion;
0.75% on the next $5 billion; and
0.725% over $10 billion
International	0.875% on the next $4 billion; and
0.85% over $7 billion
1.00% up to $2 billion;
0.95% on the next $1 billion;
0.85% on the next $2 billion;
0.825% on the next $2.5 billion;
0.815% on the next $3.5 billion;

Equity and Income	0.75% up to $5 billion;
0.70% on the next $2.5 billion;
0.675% on the next $2.5 billion;
0.65% on the next $2.5 billion;
0.60% on the next $3.5 billion;
0.585% on the next $5 billion;
0.5775% on the next $7 billion; and
	0.5725% over $28 billion	Int'l Small Cap	0.805% on the next $5.5 billion; and 0.80% over $16.5 billion 1.25% up to $500 million; 1.10% on the next $1 billion; 1.05% on the next $2 billion; and 1.025% over $3.5 billion

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

The Adviser is contractually obligated through January 31, 2010 to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of the Fund Class.

Fund	Class I	Class II
Oakmark	1.50%	1.75%
Select	1.50	1.75
Equity and Income	1.00	1.25
Global	1.75	2.00
Global Select	1.75	2.00
International	2.00	2.25
Int'l Small Cap	2.00	2.25

The Adviser is entitled to recoup from any Fund class, in any fiscal year through the Funds' fiscal year ending September 30, 2013, amounts reimbursed to that Fund class, except to the extent that the Fund class already has paid such recoupment to the Adviser or such recoupment would cause the annual ordinary operating expenses of a Fund class for that fiscal year to exceed the applicable limit stated above.

The Adviser and the Funds have entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain of those services would be provided by the Funds if the shares of those customers were registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of the intermediary fees pursuant to an agreement with the Adviser, which calls for each Fund to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of value of the shares held) not exceeding the lesser of 75% of the fees charged by the intermediary or what the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary. The Adviser pays the remainder of the fees. The fees incurred by the Funds are reflected as other shareholder servicing fees in the Statements of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of a participant's deferral account is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits would be payable after a stated number of years or retirement from the board. The accrued obligations of the Funds under the plan are reflected as deferred trustee compensation in the Statements of Assets and Liabilities. The Trust pays the compensation of the trustees other than those affiliated with the Adviser and all expenses incurred in connection with their services to the Trust. The Trust does not provide any pension or retirement benefits to its trustees.

3. FEDERAL INCOME TAXES

At March 31, 2009, cost of investments for federal income tax purposes and related composition of unrealized gains and losses for each fund were as follows:

Fund	Cost of Investments for Federal Income Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Oakmark	$2,516,829,150	$196,979,791	$(541,528,714)	$(344,548,923)
Select	1,887,460,644	266,328,452	(564,759,013)	(298,430,561)
Equity and Income	12,681,941,893	728,506,746	(1,313,027,248)	(584,520,502)
Global	1,772,838,620	61,508,540	(708,280,561)	(646,772,021)
Global Select	263,279,905	11,338,102	(92,715,050)	(81,376,948)
International	3,855,062,815	58,698,511	(1,620,693,494)	(1,561,994,983)
Int'l Small Cap	827,962,980	9,195,647	(464,635,521)	(455,439,874)

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

For the six-month period ended March 31, 2009, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- Term Gain	Total Distributable Earnings
Oakmark	$7,789,299	$—	$7,789,299
Select	2,679,825	—	2,679,825
Equity and Income	503,543	—	503,543
Global	4,232,995	—	4,232,995
Global Select	535,925	—	535,925
International	7,920,670	—	7,920,670
Int'l Small Cap	1,395,721	—	1,395,721

During the six-month period ended March 31, 2009 and the year ended September 30, 2008, the tax character of distributions paid was as follows:

	Period Ended March 31, 2009		Year Ended September 30, 2008
Fund	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Oakmark	$42,799,180	$93,707,504	$63,543,967	$391,986,830
Select	29,073,357	—	47,324,894	456,979,270
Equity and Income	208,460,756	315,640,656	283,658,767	713,711,785
Global	69,172,095	—	37,019,816	296,608,246
Global Select	10,153,265	—	13,614,523	483,518
International	312,029,168	17,335,413	152,440,649	1,260,535,489
Int'l Small Cap	48,127,666	5,557,397	23,990,953	263,529,673

On March 31, 2009, the Funds had temporary book/tax differences in undistributed earnings that were primarily attributable to trustee deferred compensation expenses, passive foreign investment companies, foreign currency contracts, post October losses and deferrals of capital losses on wash sales. Temporary differences will reverse over time. The Funds have permanent differences in book/tax undistributed earnings primarily attributable to currency gains and losses and equalization debits. Permanent differences have been recorded in their respective component of the Analysis of Net Assets.

4. INVESTMENT TRANSACTIONS

For the six-month period ended March 31, 2009, transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

	Oakmark	Select	Equity and Income	Global	Global Select	International	Int'l Small Cap
Purchases	$629,908	$589,723	$3,432,098	$202,563	$63,883	$645,461	$105,849
Proceeds from sales	943,666	861,136	2,013,224	332,366	58,803	917,828	115,691

Purchases at cost and proceeds from sales (in thousands) of long-term U.S. Government securities for the six-month period ended March 31, 2009, were 3,087,180 and 2,945,373 respectively for Equity and Income.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Notes to Financial Statements (Unaudited) (cont.)

5. INVESTMENT IN AFFILIATED ISSUERS

An issuer in which a Fund's holdings represents 5% or more of the outstanding voting securities of the issuer is an affiliated issuer as defined under the Investment Company Act of 1940. A schedule of each Fund's investments in securities of affiliated issuers for the six-month period ended March 31, 2009, is set forth below:

Schedule of Transactions with Affiliated Issuers
Oakmark Equity and Income Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value March 31, 2009
EchoStar Corp.+	4,900,000	$18,201,426	$0	$0	$72,667,000
Hospira, Inc.+	8,000,000	44,398,550	0	0	246,880,000
Mueller Water Products, Inc., Class A*	2,500,000	0	7,220,799	210,000	8,250,000
Walter Industries, Inc.	3,100,000	21,468,114	0	580,000	70,897,000
TOTALS		$84,068,090	$7,220,799	$790,000	$398,694,000

Schedule of Transactions with Affiliated Issuers
Oakmark International Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value March 31, 2009
Meitec Corp.	2,475,100	$0	$229,249	$691,432	$30,405,835
Signet Jewelers, Ltd.	6,834,400	13,630,664	0	0	78,253,880
TOTALS		$13,630,664	$229,249	$691,432	$108,659,715

Schedule of Transactions with Affiliated Issuers
Oakmark Int'l Small Cap Fund

Affiliates	Shares Held	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Value March 31, 2009
Alaska Milk Corp.	56,360,000	$0	$0	$173,176	$4,373,512
Chargeurs SA	772,682	0	181,363	0	4,927,609
Freightways Ltd.*	5,397,300	0	3,560,306	270,171	9,083,523
JJB Sports PLC	15,670,600	1,519,392	0	0	2,529,558
LSL Property Services PLC+	10,362,200	0	0	0	15,723,123
Media Prima Berhad	43,674,800	3,090,546	0	0	11,680,957
Monitise PLC+	27,236,288	0	216,546	0	1,416,649
Pasona Group, Inc.	23,842	0	2,451,835	150,240	10,561,920
Raymarine PLC	4,093,379	0	0	0	822,274
Vitec Group PLC	2,812,479	0	0	0	6,295,357
TOTALS		$4,609,938	$6,410,050	$593,587	$67,414,482

+  Non-income producing security.

*  Due to transactions during the period ended March 31, 2009, the company is no longer an affiliated security.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund's financial performance during the last 5 years (or since it began operations, if less than five years). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. The Information for the period ended March 31, 2009 is unaudited, and each Fund's financial statements is included in this report. Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal years ended September 30, 2008, 2007, 2006, 2005 and 2004. For each year shown, all information is for the fiscal year ended September 30, unless otherwise noted.

THE OAKMARK FUNDS

OAKMARK FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$35.31	$47.28	$44.64	$40.75	$38.68	$33.85
Income From Investment Operations:
Net Investment Income	0.21	0.52	0.47 (a)	0.39 (a)	0.34	0.16
Net Gain (Loss) on Investments (both realized and unrealized)	(10.80)	(8.51)	4.60	3.85	1.90	4.81
Total From Investment Operations:	(10.59)	(7.99)	5.07	4.24	2.24	4.97
Less Distributions:
Dividends (from net investment income)	(0.45)	(0.56)	(0.43)	(0.35)	(0.17)	(0.14)
Dividends (from capital gains)	(0.99)	(3.42)	(2.00)	0.00	0.00	0.00
Total Distributions	(1.44)	(3.98)	(2.43)	(0.35)	(0.17)	(0.14)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$23.28	$35.31	$47.28	$44.64	$40.75	$38.68
Total Return	-30.34%	-18.14%	11.51%	10.46%	5.79%	14.73%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,168.9	$3,610.1	$5,656.9	$5,486.2	$6,340.4	$6,474.0
Ratio of Expenses to Average Net Assets*	1.30%†	1.10%	1.01%	1.05%	1.03%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.43%†	1.17%	1.01%	0.94%	0.79%	0.47%
Portfolio Turnover Rate	26%	32%	12%	9%	16%	19%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$35.12	$46.97	$44.35	$40.51	$38.45	$33.68
Income From Investment Operations:
Net Investment Income	0.15 (a)	0.54	0.32 (a)	0.25 (a)	0.26 (a)	0.04 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(10.72)	(8.64)	4.55	3.82	1.87	4.78
Total From Investment Operations:	(10.57)	(8.10)	4.87	4.07	2.13	4.82
Less Distributions:
Dividends (from net investment income)	(0.26)	(0.33)	(0.25)	(0.23)	(0.07)	(0.05)
Distributions (from capital gains)	(0.99)	(3.42)	(2.00)	0.00	0.00	0.00
Total Distributions	(1.25)	(3.75)	(2.25)	(0.23)	(0.07)	(0.05)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	0.00
Net Asset Value, End of Period	$23.30	$35.12	$46.97	$44.35	$40.51	$38.45
Total Return	-30.41%	-18.44%	11.11%	10.08%	5.55%	14.32%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$6.3	$12.4	$29.1	$37.5	$43.7	$51.9
Ratio of Expenses to Average Net Assets*	1.53%†	1.47%	1.36%	1.40%	1.26%	1.40%
Ratio of Net Investment Income to Average Net Assets	1.21%†	0.81%	0.67%	0.59%	0.58%	0.11%
Portfolio Turnover Rate	26%	32%	12%	9%	16%	19%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$20.34	$33.05	$34.48	$33.44	$31.20	$27.55
Income From Investment Operations:
Net Investment Income	0.10	0.35	0.38 (a)	0.36 (a)	0.29	0.15 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(5.21)	(9.63)	2.11	2.76	2.19	3.60
Total From Investment Operations:	(5.11)	(9.28)	2.49	3.12	2.48	3.75
Less Distributions:
Dividends (from net investment income)	(0.25)	(0.32)	(0.39)	(0.29)	(0.24)	(0.10)
Dividends (from capital gains)	0.00	(3.11)	(3.53)	(1.79)	0.00	0.00
Total Distributions	(0.25)	(3.43)	(3.92)	(2.08)	(0.24)	(0.10)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$14.98	$20.34	$33.05	$34.48	$33.44	$31.20
Total Return	-25.17%	-30.43%	7.00%	9.58%	7.98%	13.64%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,603.0	$2,558.9	$5,397.4	$5,776.6	$5,908.0	$5,463.0
Ratio of Expenses to Average Net Assets*	1.27%†	1.08%	0.97%	0.99%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.07%†	1.16%	1.11%	1.08%	0.87%	0.50%
Portfolio Turnover Rate	34%	26%	10%	22%	21%	14%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$20.29	$32.82	$34.23	$33.24	$31.00	$27.37
Income From Investment Operations:
Net Investment Income	0.09 (a)	0.34	0.27 (a)	0.26 (a)	0.21	0.09 (a)
Net Gain (Loss) on Investments (both realized and unrealized)	(5.18)	(9.65)	2.09	2.72	2.18	3.58
Total From Investment Operations:	(5.09)	(9.31)	2.36	2.98	2.39	3.67
Less Distributions:
Dividends (from net investment income)	(0.20)	(0.11)	(0.24)	(0.20)	(0.15)	(0.04)
Distributions (from capital gains)	0.00	(3.11)	(3.53)	(1.79)	0.00	0.00
Total Distributions	(0.20)	(3.22)	(3.77)	(1.99)	(0.15)	(0.04)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	0.00
Net Asset Value, End of Period	$15.00	$20.29	$32.82	$34.23	$33.24	$31.00
Total Return	-25.11%	-30.64%	6.65%	9.18%	7.72%	13.40%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$5.6	$15.1	$36.2	$68.1	$85.2	$98.0
Ratio of Expenses to Average Net Assets*	1.28%†	1.37%	1.35%	1.34%	1.25%	1.21%
Ratio of Net Investment Income to Average Net Assets	1.22%†	0.88%	0.79%	0.78%	0.65%	0.29%
Portfolio Turnover Rate	34%	26%	10%	22%	21%	14%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK EQUITY AND INCOME FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008		Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$25.57	$28.67		$26.49	$25.41	$23.12	$20.30
Income From Investment Operations:
Net Investment Income	0.12 (a)	0.53	(a)	0.58 (a)	0.44	0.31	0.15
Net Gain (Loss) on Investments (both realized and unrealized)	(4.47)	(1.52)		3.41	1.18	2.77	2.81
Total From Investment Operations:	(4.35)	(0.99)		3.99	1.62	3.08	2.96
Less Distributions:
Dividends (from net investment income)	(0.39)	(0.60)		(0.50)	(0.34)	(0.20)	(0.14)
Dividends (from capital gains)	(0.57)	(1.51)		(1.31)	(0.20)	(0.59)	0.00
Total Distributions	(0.96)	(2.11)		(1.81)	(0.54)	(0.79)	(0.14)
Redemption Fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$20.26	$25.57		$28.67	$26.49	$25.41	$23.12
Total Return	-17.20%	-3.85%		15.77%	6.51%	13.65%	14.64%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$11,140.8	$13,263.3		$12,489.5	$10,414.5	$9,223.2	$7,577.9
Ratio of Expenses to Average Net Assets*	0.87%†	0.81%		0.83%	0.86%	0.89%	0.92%
Ratio of Net Investment Income to Average Net Assets	1.11%†	1.93%		2.14%	1.88%	1.36%	0.78%
Portfolio Turnover Rate	44%	65	%(c)	67%	81%	112%	72%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008		Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$25.40	$28.50		$26.35	$25.29	$23.03	$20.24
Income From Investment Operations:
Net Investment Income	0.08 (a)	0.43	(a)	0.48 (a)	0.35	0.28	0.11
Net Gain (Loss) on Investments (both realized and unrealized)	(4.44)	(1.51)		3.40	1.19	2.72	2.79
Total From Investment Operations:	(4.36)	(1.08)		3.88	1.54	3.00	2.90
Less Distributions:
Dividends (from net investment income)	(0.30)	(0.51)		(0.42)	(0.28)	(0.15)	(0.11)
Distributions (from capital gains)	(0.57)	(1.51)		(1.31)	(0.20)	(0.59)	0.00
Total Distributions	(0.87)	(2.02)		(1.73)	(0.48)	(0.74)	(0.11)
Redemption Fees	0.00 (b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00
Net Asset Value, End of Period	$20.17	$25.40		$28.50	$26.35	$25.29	$23.03
Total Return	-17.33%	-4.19%		15.38%	6.18%	13.34%	14.36%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$891.1	$1,009.7		$915.1	$718.1	$582.0	$478.7
Ratio of Expenses to Average Net Assets*	1.22%†	1.16%		1.17%	1.18%	1.14%	1.17%
Ratio of Net Investment Income to Average Net Assets	0.76%†	1.59%		1.82%	1.57%	1.11%	0.53%
Portfolio Turnover Rate	44%	65	%(c)	67%	81%	112%	72%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

(c)  The ratio excludes in-kind transactions.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK GLOBAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)		Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$19.43		$28.08	$26.69	$23.91	$19.73	$16.98
Income From Investment Operations:
Net Investment Income	(0.00	)(b)	0.25	0.18 (a)	0.27	0.17	0.09
Net Gain (Loss) on Investments (both realized and unrealized)	(6.61)		(5.82)	5.06	3.74	4.48	2.71
Total From Investment Operations:	(6.61)		(5.57)	5.24	4.01	4.65	2.80
Less Distributions:
Dividends (from net investment income)	(0.70)		(0.04)	(0.31)	(0.26)	(0.10)	0.00 (b)
Dividends (from capital gains)	(0.03)		(3.04)	(3.54)	(0.97)	(0.37)	(0.05)
Total Distributions	(0.73)		(3.08)	(3.85)	(1.23)	(0.47)	(0.05)
Redemption Fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net Asset Value, End of Period	$12.09		$19.43	$28.08	$26.69	$23.91	$19.73
Total Return	-34.47%		-22.10%	21.29%	17.46%	23.88%	16.54%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$1,098.3		$1,946.6	$3,006.2	$2,282.2	$1,842.9	$1,336.3
Ratio of Expenses to Average Net Assets*	1.30	%†	1.16%	1.13%	1.18%	1.20%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.07	)%†	0.95%	0.66%	1.18%	0.81%	0.47%
Portfolio Turnover Rate	15%		41%	35%	41%	17%	16%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$19.01	$27.62	$26.31	$23.63	$19.53	$16.84
Income From Investment Operations:
Net Investment Income	(0.03)	0.13	0.07 (a)	0.18	0.11	0.05
Net Gain (Loss) on Investments (both realized and unrealized)	(6.46)	(5.69)	4.99	3.69	4.43	2.69
Total From Investment Operations:	(6.49)	(5.56)	5.06	3.87	4.54	2.74
Less Distributions:
Dividends (from net investment income)	(0.61)	(0.01)	(0.21)	(0.22)	(0.07)	0.00
Distributions (from capital gains)	(0.03)	(3.04)	(3.54)	(0.97)	(0.37)	(0.05)
Total Distributions	(0.64)	(3.05)	(3.75)	(1.19)	(0.44)	(0.05)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00
Net Asset Value, End of Period	$11.88	$19.01	$27.62	$26.31	$23.63	$19.53
Total Return	-34.51%	-22.46%	20.82%	17.01%	23.53%	16.32%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$35.4	$57.6	$90.3	$77.1	$58.6	$24.7
Ratio of Expenses to Average Net Assets*	1.61%†	1.57%	1.53%	1.56%	1.45%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.38)%†	0.54%	0.25%	0.80%	0.63%	0.37%
Portfolio Turnover Rate	15%	41%	35%	41%	17%	16%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK GLOBAL SELECT FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	October 2, 2006 through September 30, 2007 (a)
Net Asset Value, Beginning of Period	$8.23	$11.61	$10.00
Income From Investment Operations:
Net Investment Income	0.02	0.14 (b)	0.12
Net Gain (Loss) on Investments (both realized and unrealized)	(1.65)	(3.07)	1.49
Total From Investment Operations:	(1.63)	(2.93)	1.61
Less Distributions:
Dividends (from net investment income)	(0.35)	(0.02)	(0.01)
Dividends (from capital gains)	0.00	(0.44)	0.00
Total Distributions	(0.35)	(0.46)	(0.01)
Redemption Fees	0.00 (c)	0.01	0.01
Net Asset Value, End of Period	$6.25	$8.23	$11.61
Total Return	-19.91%	-25.95%	16.23	%²
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$181.9	$232.8	$377.7
Ratio of Expenses to Average Net Assets*	1.61%†	1.35%	1.31	%†
Ratio of Net Investment Income to Average Net Assets	0.54%†	1.41%	1.01%
Portfolio Turnover Rate	33%	62%	33%

²  Data has not been annualized.

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  The date on which fund shares were first offered for sale to the public was October 2, 2006.

(b)  Computed using average shares outstanding throughout the period.

(c)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$15.71	$26.59	$26.83	$23.52	$18.98	$15.67
Income From Investment Operations:
Net Investment Income	0.01 (a)	0.65	0.43	0.41	0.27	0.24
Net Gain (Loss) on Investments (both realized and unrealized)	(4.39)	(7.11)	3.25	4.49	4.59	3.18
Total From Investment Operations:	(4.38)	(6.46)	3.68	4.90	4.86	3.42
Less Distributions:
Dividends (from net investment income)	(1.39)	(0.17)	(0.44)	(0.59)	(0.27)	(0.11)
Dividends (from capital gains)	(0.10)	(4.25)	(3.48)	(1.00)	(0.05)	0.00
Total Distributions	(1.49)	(4.42)	(3.92)	(1.59)	(0.32)	(0.11)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (a)
Net Asset Value, End of Period	$9.84	$15.71	$26.59	$26.83	$23.52	$18.98
Total Return	-28.72%	-28.59%	14.53%	22.14%	25.85%	21.92%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$2,244.4	$3,753.6	$8,446.6	$7,200.5	$5,627.4	$4,036.9
Ratio of Expenses to Average Net Assets*	1.25%†	1.10%	1.05%	1.08%	1.11%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.14%†	2.32%	1.65%	1.80%	1.32%	1.40%
Portfolio Turnover Rate	25%	41%	50%	37%	14%	21%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$15.55	$26.32	$26.61	$23.36	$18.86	$15.58
Income From Investment Operations:
Net Investment Income	0.01 (a)	0.39 (a)	0.35	0.34	0.22	0.18
Net Gain (Loss) on Investments (both realized and unrealized)	(4.36)	(6.86)	3.19	4.45	4.55	3.16
Total From Investment Operations:	(4.35)	(6.47)	3.54	4.79	4.77	3.34
Less Distributions:
Dividends (from net investment income)	(1.17)	(0.05)	(0.35)	(0.54)	(0.22)	(0.06)
Distributions (from capital gains)	(0.10)	(4.25)	(3.48)	(1.00)	(0.05)	0.00
Total Distributions	(1.27)	(4.30)	(3.83)	(1.54)	(0.27)	(0.06)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	0.00
Net Asset Value, End of Period	$9.93	$15.55	$26.32	$26.61	$23.36	$18.86
Total Return	-28.64%	-28.91%	14.04%	21.71%	25.50%	21.52%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$67.9	$130.8	$586.9	$496.0	$362.9	$259.2
Ratio of Expenses to Average Net Assets*	1.20%†	1.52%	1.44%	1.47%	1.38%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.18%†	1.96%	1.31%	1.43%	1.08%	1.18%
Portfolio Turnover Rate	25%	41%	50%	37%	14%	21%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

THE OAKMARK FUNDS

OAKMARK INTERNATIONAL SMALL CAP FUND

Financial Highlights–Class I

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$11.36	$23.19	$24.09	$22.79	$18.26	$13.74
Income From Investment Operations:
Net Investment Income	0.03 (a)	0.37	0.32	0.42	0.20	0.11
Net Gain (Loss) on Investments (both realized and unrealized)	(4.02)	(6.36)	2.77	5.12	4.98	4.52
Total From Investment Operations:	(3.99)	(5.99)	3.09	5.54	5.18	4.63
Less Distributions:
Dividends (from net investment income)	(0.93)	(0.18)	(0.56)	(0.70)	(0.27)	(0.12)
Dividends (from capital gains)	(0.13)	(5.66)	(3.43)	(3.54)	(0.38)	0.00
Total Distributions	(1.06)	(5.84)	(3.99)	(4.24)	(0.65)	(0.12)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net Asset Value, End of Period	$6.31	$11.36	$23.19	$24.09	$22.79	$18.26
Total Return	-36.25%	-32.47%	13.35%	28.50%	29.04%	33.94%
Ratios/Supplemental Data:
Net Assets, End of Period ($million)	$377.0	$663.6	$1,326.5	$1,274.5	$1,007.2	$734.1
Ratio of Expenses to Average Net Assets*	1.67%†	1.41%	1.34%	1.37%	1.41%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.73%†	2.17%	1.19%	1.73%	0.96%	0.72%
Portfolio Turnover Rate	25%	50%	57%	44%	47%	29%

Financial Highlights–Class II

For a share outstanding throughout each period

	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004
Net Asset Value, Beginning of Period	$11.33	$23.15	$24.05	$22.77	$18.25	$13.69
Income From Investment Operations:
Net Investment Income	0.02 (a)	0.47	0.29	0.41	0.18	0.13
Net Gain (Loss) on Investments (both realized and unrealized)	(4.01)	(6.48)	2.79	5.10	4.98	4.52
Total From Investment Operations:	(3.99)	(6.01)	3.08	5.51	5.16	4.65
Less Distributions:
Dividends (from net investment income)	(0.90)	(0.15)	(0.55)	(0.69)	(0.26)	(0.09)
Distributions (from capital gains)	(0.13)	(5.66)	(3.43)	(3.54)	(0.38)	0.00
Total Distributions	(1.03)	(5.81)	(3.98)	(4.23)	(0.64)	(0.09)
Redemption Fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00
Net Asset Value, End of Period	$6.31	$11.33	$23.15	$24.05	$22.77	$18.25
Total Return	-36.31%	-32.63%	13.29%	28.33%	28.94%	34.11%
Ratios/Supplemental Data:
Net assets, end of period ($million)	$0.2	$0.3	$0.9	$0.8	$0.6	$0.5
Ratio of Expenses to Average Net Assets*	1.90%†	1.54%	1.43%	1.47%	1.49%	1.39%
Ratio of Net Investment Income to Average Net Assets	0.51%†	2.12%	1.12%	1.62%	0.87%	0.75%
Portfolio Turnover Rate	25%	50%	57%	44%	47%	29%

†  Data has been annualized.

* The ratio excludes expense offset arrangement.

(a)  Computed using average shares outstanding throughout the period.

(b)  Amount rounds to less than $0.01 per share.

See accompanying Notes to Financial Statements.

THE OAKMARK FUNDS

THE OAKMARK FUNDS DISCLOSURE REGARDING THE BOARD OF TRUSTEES' OCTOBER 2008 APPROVAL OF INVESTMENT ADVISORY CONTRACTS

Each year the Board of Trustees of the Oakmark Funds (the "Board"), including a majority of the independent Trustees, is required by the Investment Company Act of 1940 (the "1940 Act") to determine whether to continue each Fund's investment advisory agreement (each an "Agreement") with the Fund's investment adviser (the "Adviser"). The Board requests and receives from the Adviser a broad range of materials and information that are relevant to the Trustees' consideration of the Agreements, both throughout the year and especially in connection with its annual review of the Agreements. In addition, the Board retains an independent consultant to provide performance and expense information for each Fund and for comparable funds.

The Board's contracts committee (the "Committee") leads the Board in its evaluation of the Agreements. The Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), and more than 75% of the Board is comprised of Independent Trustees. During the last year, the Committee and the Board met numerous times to consider the Agreements. At each of those meetings, the Committee and the Board were advised by, and met in executive session with, their experienced independent legal counsel.

In determining whether to continue each Agreement, the Committee and the Board reviewed among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether fee levels share with Fund investors economies of scale and (vi) other benefits to the Adviser from its relationship with the Fund.

At a meeting held on October 22, 2008, the Board, including all of the Independent Trustees, upon recommendation of the Committee and after the successful completion of negotiations to add additional breakpoints in the schedule of fees for The Oakmark Equity and Income Fund, determined that the continuation of the Agreement for each Fund was in the best interest of the Fund and its shareholders, and approved the continuation of the Agreements through October 31, 2009. Below is a summary of the principal information considered by the Board as well as the Board's conclusions regarding various factors. In their deliberations, the Independent Trustees did not identify any single factor that was paramount or dispositive, and each Independent Trustee may have weighed the information differently.

1.  Nature, Extent and Quality of Services

The Board's consideration of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser's long-term history of care and conscientiousness in the management of the Funds; the consistency of the Adviser's investment approach; the background and experience of the Adviser's investment personnel responsible for managing the Funds; the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and the Funds in the media and in industry publications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the investment results produced by the Adviser's in-house research. The Board also noted the significant personal investments that the Adviser's personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds' shareholders. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the Fund's Agreement and that each Fund was likely to continue to benefit from services provided under its Agreement with the Adviser.

THE OAKMARK FUNDS

2.  Investment Performance of the Funds

The Board considered each Fund's investment performance over various time periods, including as compared to information provided by its consultant, Lipper Inc. ("Lipper"), an independent data service provider that was retained by the Board to prepare a study comparing each Fund's performance with that of comparable funds selected by Lipper (the "Performance Universe"). The Board noted that the long-term performance of each Fund that has been in operation for five or more years compared favorably with that Fund's respective Performance Universe, with four of those Funds placing in the top quintile of the Performance Universe for the longest period reported by Lipper. The Board also noted that, for the more recent periods, the performance of a number of the Funds lagged the Performance Universe median.

In addition to comparing each Fund's performance to that of its Performance Universe, the Board also considered each Fund's performance compared to that of its benchmark and other comparative data provided by Lipper, including the Fund's total return and performance relative to risk. The Board also considered that the Adviser has dedicated additional resources to support the portfolio management process of Oakmark Fund. After considering all of the information, the Trustees concluded that the Adviser was delivering performance for each Fund that was consistent with the long-term investment strategies being pursued by that Fund and that each Fund and its shareholders were benefiting from the Adviser's investment management of the Fund.

3.  Costs of Services Provided and Profits Realized by the Adviser

Using information provided by Lipper, the Board evaluated each Fund's advisory fee compared to the advisory fee for other mutual funds comparable in size, character and investment strategy (the "Expense Group"), and the Fund's expense ratio compared to that of the Expense Group.

The Board also reviewed the Adviser's advisory fees for its institutional separate account clients and for its subadvised funds (for which the Adviser provides portfolio management services only). The Trustees noted that, although in most instances, the fees paid by those other clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser's significantly greater level of responsibilities and broader scope of services regarding the Funds, and the Adviser's more extensive regulatory obligations and risks associated with managing the Funds.

The Board also considered the Adviser's costs in serving as the Funds' investment adviser and administrator, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business and among the Funds. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board considered the Adviser's profitability analysis, including the manner in which the profitability analysis was generated, as well as a separate Investment Management Profitability Analysis prepared by Lipper. The Board noted the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as well as the financial condition of the Adviser.

The Board considered that the total expenses (inclusive of management fees) of five of the Funds, as a percentage of average net assets, were lower than or near the median of those of comparable funds, while the total expenses of Oakmark Fund and Oakmark Global Select Fund were above the median.

After their review of all the matters addressed, including those outlined above, the Trustees concluded that the management fees paid by each Fund to the Adviser were reasonable in light of the services provided.

4.  Economies of Scale and Fee Levels Reflecting Those Economies

The Board considered whether each Fund's management fee structure provides for a sharing with shareholders of potential economies of scale that may be realized by the Adviser. The Board reviewed each Fund's Agreement, which includes breakpoints that decrease the management fee rate as the Fund's assets increase. The Board also considered that the Committee had negotiated with the Adviser for additional breakpoints in the Agreement for Oakmark Equity and Income Fund. The Trustees concluded that the

THE OAKMARK FUNDS

breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

5.  Other Benefits Derived from the Relationship with the Funds

The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board noted that an affiliate of the Adviser serves as the Funds' distributor, without compensation, pursuant to a written agreement that the Board evaluates and approves annually.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors, as well as other factors that were instructive in evaluating the Agreements, the Board, including all of the Independent Trustees, concluded that approval of each Fund's agreement was in the best interests of the Fund and its shareholders. On October 22, 2008, the Board continued each Agreement, with amendments to the Agreement for The Oakmark Equity and Income Fund to add additional breakpoints in the fee schedule.

THE OAKMARK FUNDS

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

The performance data quoted represents past performance. The performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares of all Funds, other than Oakmark Equity & Income Fund, redeemed within 90 days, in order to deter market timers. If reflected, the fee would reduce the performance quoted. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding will have a greater impact on each Fund's total return, and may make the Funds' returns more volatile than a more diversified fund.

Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities, which may result in greater share price volatility. An economic downturn could severely disrupt the market in medium or lower grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities represents risks which in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  During the period since inception (8/4/99 – 3/31/09), IPO's contributed an annualized 0.88% to the performance of the Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

  4.  "Prices of Stocks, Bond Market Valuations, and People's State of Mind," Alexander D. Noyes, The New York Times, April 18, 1932.

  5.  "Scary Omens," Time Magazine, Vol. 104 No. 13, September 23, 1974.

  6.  "Who Is Hurting and Who Is Not," Time Magazine, Vol. 104 No. 16, October 14, 1974.

  7.  "Ford's Plan: (Mostly) Modest Proposals," Time Magazine, Vol. 104 No. 16, October 14, 1974.

THE OAKMARK FUNDS

  8.  "Seeking Relief from a Massive Migraine," Time Magazine, Vol. 104 No. 11, September 9, 1974.

  9.  Panic: The Story of Modern Financial Insanity, Michael Lewis, W.W. Norton & Co., November 17, 2008.

  10.  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  11.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  12.  2009 consensus forecast for S&P 500 operating earnings taken from Bloomberg.

  13.  The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot invest directly in this index.

  14.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  15.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  16.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  17.  The Barclays Capital U.S. Government/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

  18.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. This index is unmanaged and investors cannot invest directly in this index.

  19.  The Lipper Global Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Global fund category, which consists of funds that invest at least 25% in securities traded outside of the United States. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. This index is unmanaged and investors cannot actually make investments in this index.

  20.  "World Stock Funds Post 11.5% Decline, Managers Say Turnaround Hinges on U.S.," Sam Mamudi, The Wall Street Journal, Fund Track, March 31, 2009.

  21.  The MSCI World Index ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index currently consists of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  22.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of June 2006 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot invest directly in this index.

  23.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  24.  The MSCI World ex U.S. Small Cap Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI World ex U.S. Small Cap Index

THE OAKMARK FUNDS

currently consists of 22 developed market country indices. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This index is unmanaged and investors cannot actually make investments in this index.

  25.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" ("12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
John R. Raitt
Allan J. Reich
Steven S. Rogers
Burton W. Ruder
Peter S. Voss

Officers

John R. Raitt—President and Chief Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
Chad M. Clark—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Treasurer
Clyde S. McGregor—Vice President
William C. Nygren—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Kristi L. Rowsell—Vice President and Principal Financial
  Officer
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-3250

Website

oakmark.com

To obtain a prospectus, an application or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-3250.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days from any Fund other than Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: May 2009.

OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS
INCEPTION (4/5/01) TO PRESENT (3/31/09) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/09)

(Unaudited)	1-year	5-year	Since Inception (4/5/01)
Oakmark Fund (Class II)	-34.37%	-5.77%	-1.50%
S&P 500	-38.09%	-4.76%	-2.69%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/08 was 1.47%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2009

OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS
INCEPTION (12/31/99) TO PRESENT (3/31/09) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/09)

(Unaudited)	1-year	5-year	Since Inception (12/31/99)
Oakmark Select Fund (Class II)	-35.26%	-8.33%	1.74%
S&P 500	-38.09%	-4.76%	-4.72%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/08 was 1.37%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2009

OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME
FUND FROM ITS INCEPTION (7/12/00) TO PRESENT (3/31/09) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/09)

(Unaudited)	1-year	5-year	Since Inception (7/13/00)
Oakmark Equity & Income Fund (Class II)	-22.23%	2.06%	7.05%
Lipper Balanced Fund Index	-26.60%	-1.54%	-0.38%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/08 was 1.16%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2009

OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (3/31/09) AS COMPARED TO THE
MSCI WORLD INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/09)

(Unaudited)	1-year	5-year	Since Inception (10/10/01)
Oakmark Global Fund (Class II)	-42.47%	-2.68%	6.32%
MSCI World	-42.58%	-3.50%	-0.52%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/08 was 1.57%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2009

OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND
FROM ITS INCEPTION (11/4/99) TO PRESENT (3/31/09) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX (UNAUDITED)

Average Annual Total Returns
(as of 3/31/09)

(Unaudited)	1-year	5-year	Since Inception (11/4/99)
Oakmark International Fund (Class II)	-40.00%	-2.15%	2.91%
MSCI World ex U.S.	-46.31%	-1.74%	-1.67%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/08 was 1.52%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

Harris Associates Securities L.P., member FINRA, May 2009

OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (3/31/09) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP AND THE MSCI WORLD EX U.S. INDEXES (UNAUDITED)†

Average Annual Total Returns
(as of 3/31/09)

(Unaudited)	1-year	5-year	Since Inception (1/8/01)
Oakmark International Small Cap Fund (Class II)	-48.27%	-2.98%	4.68%
MSCI World ex U.S. Small Cap Index	-49.40%	-3.27%	2.91%
MSCI World ex U.S. Index	-46.31%	-1.74%	-1.47%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class II shares as of 9/30/08 was 1.54%.

The performance data quoted represents past performance. The above performance information does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less. If reflected, the fee would reduce the performance quoted. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain most recent month-end performance data, visit oakmark.com.

†  Prior to January 1, 2009, the Fund's primary benchmark was the MSCI World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S., in proportion to world stock market capitalization. The Fund changed its primary benchmark because the MSCI World ex U.S. Small Cap Index reached its tenth anniversary on December 31, 2008 and now provides an historical perspective to make a more meaningful comparison given the small cap focus of the Fund.

Harris Associates Securities L.P., member FINRA, May 2009

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for Class II of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from October 1, 2008, to March 31, 2009, as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. Class II shareholders can estimate expenses incurred for the period by dividing their account value at March 31, 2009, by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Shares of all Funds, other than Oakmark Equity & Income Fund, invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at oakmark.com for more information.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$695.90	$748.90	$826.70	$654.90	$713.60	$636.90
Expenses Paid During Period*	$6.47	$5.58	$5.56	$6.64	$5.13	$7.75
Annualized Expense Ratio	1.53%	1.28%	1.22%	1.61%	1.20%	1.90%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses for Class II of each Fund based on actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, the total costs would have been higher.

	Oakmark Fund	Oakmark Select Fund	Oakmark Equity and Income Fund	Oakmark Global Fund	Oakmark International Fund	Oakmark International Small Cap Fund
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.30	$1,018.55	$1,018.85	$1,016.90	$1,018.95	$1,015.46
Expenses Paid During Period*	$7.70	$6.44	$6.14	$8.10	$6.04	$9.55
Annualized Expense Ratio	1.53%	1.28%	1.22%	1.61%	1.20%	1.90%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not required in this filing.

Item 6. Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the semi-annual report to shareholders filed under Item 1 of this Form.

(b) No disclosures are required by this Item 6(b).

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, no amendments were made to the procedures adopted in fiscal year 2007.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Not required in this filing.

	(2)

Certifications of John R. Raitt, Principal Executive Officer, and Kristi L. Rowsell, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii).

	(3)	Not applicable.

(b)

Certification of John R. Raitt, Principal Executive Officer and Kristi L. Rowsell, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust

By:	/s/ John R. Raitt
John R. Raitt
Principal Executive Officer
Date:	May 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John R. Raitt
John R. Raitt
Principal Executive Officer
Date:	May 15, 2009

By:	/s/ Kristi L. Rowsell
Kristi L. Rowsell
Principal Financial Officer
Date:	May 15, 2009